UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2017

Date of reporting period:  November 30, 2017

Item 1. Reports to Stockholders.

Annual Report

Convergence Core Plus Fund
Convergence Opportunities Fund
Convergence Market Neutral Fund

November 30, 2017

Investment Adviser

Convergence Investment Partners, LLC
1245 Cheyenne Avenue
Suite 102
Grafton, Wisconsin 53024

Phone: 877-677-9414

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLES	9

CONVERGENCE CORE PLUS FUND
SCHEDULE OF INVESTMENTS	18
SCHEDULE OF SECURITIES SOLD SHORT	25

CONVERGENCE OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS	33
SCHEDULE OF SECURITIES SOLD SHORT	40

CONVERGENCE MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS	47
SCHEDULE OF SECURITIES SOLD SHORT	54

STATEMENTS OF ASSETS AND LIABILITIES	61

STATEMENTS OF OPERATIONS	62

STATEMENTS OF CHANGES IN NET ASSETS
CONVERGENCE CORE PLUS FUND	63
CONVERGENCE OPPORTUNITIES FUND	64
CONVERGENCE MARKET NEUTRAL FUND	65

STATEMENTS OF CASH FLOWS	66

FINANCIAL HIGHLIGHTS
CONVERGENCE CORE PLUS FUND	68
CONVERGENCE OPPORTUNITIES FUND	70
CONVERGENCE MARKET NEUTRAL FUND	72

NOTES TO FINANCIAL STATEMENTS	73

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	87

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENT	88

NOTICE OF PRIVACY POLICY & PRACTICES	92

ADDITIONAL INFORMATION	93

Dear Shareholder:

We are pleased to provide to you the annual report of the Convergence Core Plus Fund, the Convergence Opportunities Fund and the Convergence Market Neutral Fund for the fiscal year ended November 30, 2017. We have been successfully managing our U.S. larger cap Convergence Core Plus Fund, incepted December 29, 2009, for nearly 8 years. Additionally, our smaller cap focused Convergence Opportunities Fund has reached its 4 year anniversary. Finally, our youngest fund, the Convergence Market Neutral Fund, has now been up and running for almost 2 years. All of our funds employ the Convergence systematic long/short investment approach which seeks to benefit from fundamentally strong companies outperforming their weak fundamental counterparts. Over the long term, our funds strive for strong total returns with the potential for downside risk mitigation through an active short.

We manage all of our mutual funds with the philosophy that over the long term, strong “fundamentals” outperform weak “fundamentals.” Moreover, our funds all utilize the Convergence proprietary stock ranking process which analyzes the domestic investment universe and helps to identify, quantify and rank strong and weak fundamentals. Much like 2016, where we started slow and finished strong, 2017 has yet again delivered strong returns as we moved closer to the holiday season. As we reflect on the year that has transpired, we are reminded of the varied predictions by “experts.” Opinions from a year ago ranged widely, from an armageddon 50% drop in equities, to others who were convinced that interest rates would skyrocket because the growth rate of the economy would be stupendous!

Fortunately, at Convergence we do not have to guess or speculate on bold predictions. Instead, we focus our efforts on probable outcomes based on the stock fundamentals emphasized within each industry group. We are like “fundamental farmers” who are constantly “planting” our long and short positions into favorably ranked companies within each industry group. We are pleased to report that over the past year our strategies have delivered strong returns, falling just shy of their respective benchmarks. We are even more pleased that the markets have again shifted to a more fundamental focus in recent months. It’s no surprise that this shift has benefited our strategies.

Looking at a shorter period of time, such as the twelve months ended November 30, 2017, we see that much of the positive spread or differentiation in stocks has been a combination of growth (both top and bottom line growth), price momentum and profitability. Separately, there has not been much production or benefit from fundamental tilts in valuation, accruals or risk measures in the past year. This demonstrates the benefit of the fundamental factor diversification that we employ at Convergence and our long term supporters are well aware that these factor exposures (and the returns they generate) are the main thrust behind everything we do at Convergence.  While it is unlikely for all fundamental tilts to generate a positive spread in short time periods, we believe these fundamental spreads, based on our research of sound economic principles, produce real wealth for investors over time. We remain steadfast to our philosophy that strong fundamentals win in the long run.  In terms of our long and short positions, in our larger cap portfolios (Core Plus Fund and Market Neutral Fund) our long positions slightly trailed the Russell 3000® Index over the twelve months ended November 30, 2017, while the short positions more notably lagged the index, generating a positive long/short spread. Conversely, in our smaller cap Opportunities Fund, the long positions slightly outpaced the Russell 2000® Index and the short positions trailed the benchmark. The returns of our long/short products improved as our fiscal year drew to a close and we remain steadfast to our philosophy that strong fundamentals win in the long run.

Convergence Core Plus Fund Performance

The objective of the Convergence Core Plus Fund is to achieve long-term growth. The Fund seeks to realize its investment objective by establishing long and short positions in equity securities of larger cap domestic and foreign companies with medium and large market capitalizations, although the Fund may establish large and short positions in companies of any market capitalization. The Fund will hold long (purchase) securities that Convergence believes will outperform the market, and it will sell short securities expected to underperform the market. Convergence constructs the portfolio as an actively managed equity strategy that adapts to ever changing market dynamics through a market cycle. The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 100% of the Fund’s total assets. Under normal market conditions, the Fund’s long positions may range from 120% to 150% of the Fund’s total assets and its short positions may range from 20% to 50% of the Fund’s total assets. In making investment decisions for the Fund, Convergence utilizes a bottom-up approach that focuses on the individual strengths of the underlying companies and the relative and absolute attractiveness of the companies within each industry group.

The Convergence Core Plus Fund’s Institutional Class has advanced cumulatively 186.67% net of fees from December 29, 2009 (its inception) through November 30, 2017, versus the Russell 3000® Total Return Index at 177.98%. Ten thousand dollars invested in the Convergence Core Plus Fund (MARNX) at its inception would be worth $28,667 as of November 30, 2017*.

Average Annual Total Returns (net of fees)

						Since
	One		One	Three	Five	Inception
Through November 30, 2017	Month	YTD	Year	Year	Year	Annualized
Convergence Core Plus
Institutional Class (MARNX)	3.65%	15.80%	18.81%	9.12%	13.97%	14.22%
Russell 3000® Total Return	3.04%	19.93%	22.27%	10.75%	15.63%	13.78%

						Since
			One	Three	Five	Inception
Through September 30, 2017	Quarter**	YTD	Year	Year	Year	Annualized
Convergence Core Plus
Institutional Class (MARNX)	6.61%	10.19%	20.97%	9.20%	12.81%	13.82%
Russell 3000® Total Return	4.57%	13.91%	18.71%	10.74%	14.23%	13.34%

Fund inception (Institutional Class) = 12/29/2009

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-677-9414.

The Gross Expense Ratio of the Fund is 2.21%, the Expense Ratio net of dividends on short positions is 1.31%. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to contractually waive its management fees and/or reimburse Fund expenses to ensure that total annual fund operating expenses (exclusive of dividends or interest expenses on short positions, acquired fund fees and expenses, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), tax expenses, brokerage commissions, and extraordinary expenses) do not exceed 1.50% of the average net assets for the Institutional Class of the Core Plus Fund through March 30, 2019.

*
This illustrates the performance of a hypothetical $10,000 investment made in the Fund from 12/29/2009 – 11/30/2017 and assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This does not imply any future performance.

Periods less than 12 months are not annualized.

**6/30/17 – 9/30/17

Convergence Opportunities Fund Performance

The objective of the Convergence Opportunities Fund is to achieve long-term growth. The Fund seeks to realize its investment objective by establishing long and short positions in equity securities of domestic and foreign companies with small and medium market capitalizations, although the Fund may establish long and short positions in companies of any capitalization. The Fund will hold long (purchase) securities that Convergence believes will outperform the market, and it will sell short securities expected to underperform the market. Convergence constructs the portfolio as an actively managed equity strategy that adapts to ever changing market dynamics through a market cycle. The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 100% of the Fund’s total assets. Under normal market conditions, the Fund’s long positions may range from 120% to 150% of the Fund’s total assets and its short positions may range from 20% to 50% of the Fund’s total assets. In making investment decisions for the Fund, Convergence utilizes a bottom-up approach that focuses on the individual strengths of the underlying companies and the relative and absolute attractiveness of the companies within each industry group.

The Convergence Opportunities Fund completed its first 4 years, from November 29, 2013 through November 30, 2017, up cumulatively 38.79% net of fees, while the Russell 2000® Total Return Index was up 42.76% cumulative over the same period.

Average Annual Total Returns (net of fees)

					Since
	One		One	Three	Inception
Through November 30, 2017	Month	YTD	Year	Year	Annualized
Convergence Opportunities
Institutional Class (CIPOX)	0.37%	11.53%	16.24%	9.25%	8.53%
Russell 2000® Total Return	2.88%	15.11%	18.34%	11.14%	9.30%

					Since
			One	Three	Inception
Through September 30, 2017	Quarter**	YTD	Year	Year	Annualized
Convergence Opportunities
Institutional Class (CIPOX)	7.82%	8.52%	21.77%	11.04%	8.15%
Russell 2000® Total Return	5.67%	10.94%	20.74%	12.18%	8.68%
Fund inception = 11/29/2013

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-677-9414.

The Gross Expense Ratio of the Fund is 2.57%, the Expense Ratio net of dividends on short positions is 1.36%. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to contractually waive its management fees and/or reimburse Fund expenses to ensure that total annual fund operating expenses (exclusive of dividends or interest expenses on short positions, acquired fund fees and expenses, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), tax expenses, brokerage commissions, and extraordinary expenses) do not exceed 1.50% of the average net assets for the Institutional Class of the Opportunities Fund through March 30, 2019.

Periods less than 12 months are not annualized.

**6/30/17 – 9/30/17

Convergence Market Neutral Fund Performance

The Convergence Market Neutral Fund’s objective is to seek positive absolute returns. The Market Neutral Fund is intended to produce returns uncorrelated to the stock market, aiding diversification while striving to improve risk adjusted returns. The Fund seeks to achieve its investment objective by establishing long and short positions in equity securities of domestic and foreign companies that are deemed to be attractive (and likely to increase in price), or unattractive (and likely to decrease in price). The Fund is designed to be “market neutral,” targeting a portfolio designed to generate positive absolute returns with low correlation to the U.S. equity market over a normal business cycle. The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization. Convergence constructs the portfolio as an actively managed equity strategy that adapts to ever changing market dynamics through a market cycle. The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 0 to 20% of the Fund’s total assets. Under normal market conditions, the Fund’s long positions may range from 70% to 125% of the Fund’s total assets and its short positions may range from 60% to 100% of the Fund’s total assets. In making investment decisions for the Fund, Convergence utilizes a bottom-up approach that focuses on the individual strengths of the underlying companies and the relative and absolute attractiveness (and unattractiveness) of the companies within each industry group.

The Convergence Market Neutral Fund was up cumulatively 7.50% net of fees from its January 29, 2016, inception through November 30, 2017, while the ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Index was up 1.07% and the S&P 500 TR Index was up 41.95% cumulative over the same period.

Average Annual Total Returns (net of fees)

				Since
	One		One	Inception
Through November 30, 2017	Month	YTD	Year	Annualized
Convergence Market Neutral
Institutional Class (CPMNX)	1.13%	2.87%	4.37%	4.01%
ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill	0.08%	0.74%	0.79%	0.58%
Russell 3000® Total Return	3.04%	19.93%	22.27%	21.61%
S&P 500 TR	3.07%	20.49%	22.87%	20.99%

				Since
			One	Inception
Through September 30, 2017	Quarter**	YTD	Year	Annualized
Convergence Market Neutral
Institutional Class (CPMNX)	2.73%	0.96%	9.10%	3.26%
ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill	0.26%	0.57%	0.66%	0.54%
S&P 500 TR	4.48%	14.24%	18.61%	19.45%

Fund inception = 1/29/2016

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-677-9414.

The Gross Expense Ratio of the Fund is 4.29%, the Net Expense Ratio applicable to investors is 3.28% and the Net Expense Ratio excluding short dividends is 1.50%. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has contractually agreed to waive its management fees and/or reimburse Fund expenses to ensure that total annual fund operating expenses (exclusive of dividends or interest expenses on short positions, acquired fund fees and expenses, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), tax expenses, brokerage commissions, and extraordinary expenses) for the Fund does not exceed 1.50% of the Fund’s average net assets through March 30, 2019.  Periods less than 12 months are not annualized.

**6/30/17 – 9/30/17

The Convergence fundamental stock picking methodology leads us toward holding companies in the long portfolios with strong cash flow, earnings, profits and other desirable financial characteristics.  In addition, these favorable portfolio statistics are achieved without overpaying in terms of valuation.  Our research has shown that, over time, companies with these ingredients have rewarded investors handsomely as these are signs of healthy and growing companies with competitively strong business models.  Separately, the Convergence process also identifies companies with weak or declining fundamentals, and our research has shown this to be effective in sourcing alpha from shorting.

In closing, as we always say, “stick to fundamentals!” Thank you for your support.

David J. Abitz, CFA	Justin Neuberg, CFA
President & Chief Investment Officer	Co-Portfolio Manager
Convergence Investment Partners, LLC	Convergence Investment Partners, LLC

Disclosures

Past performance is not indicative of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

This commentary is for informational purposes only and should not be viewed as a recommendation to buy or sell any security. Investors should seek financial advice regarding the appropriateness of investing in any securities or investment strategies discussed in this documentation and should understand that statements regarding future prospects may not be realized. Investors should note that income from such securities may fluctuate and that each security’s price or value may rise or fall. Accordingly, investors may receive back less than originally invested. There is no guarantee that the views expressed will come to pass.

Mutual fund investing involves risk. Principal loss is possible. Investments in small, micro and midcap companies involve additional risks such as limited liquidity and greater volatility than larger capitalization companies. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds regularly make short sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested. However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Alpha – The excess return of an investment relative to the return of a benchmark index is the investment’s alpha.

Correlation – A statistical measure that quantifies the degree to which two securities move in relation to each other.  Correlations are used in advanced portfolio management and have a value that must fall between -1 and 1.

The Russell 2000® Total Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Total Return Index is a subset of the Russell 3000 Total Return Index.

The Russell 3000® Total Return Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

The S&P 500 Total Return Index is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ and assumes that any cash distributions, such as dividends, are reinvested back into the index.

The volatility of an index may be materially different from that of the strategy due to varying degrees of diversification and other factors. Index returns do not reflect the deduction of any fees. You cannot invest directly in an index.

CONVERGENCE FUNDS
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/17 – 11/30/17).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

CONVERGENCE FUNDS
Expense Examples (Continued)
(Unaudited)

	Convergence Core Plus Fund –
	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/17	11/30/17	6/1/17 – 11/30/17*
Actual**	$1,000.00	$1,137.40	$11.57
Hypothetical (5% return
before expenses)***	$1,000.00	$1,014.24	$10.91

*
Expenses are equal to the Fund’s annualized expense ratio of 2.16%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  Excluding dividends on short positions, interest and broker expenses, the Fund’s annualized expense ratio would be 1.25%.

**	Excluding dividends on short positions, interest and broker expenses, your actual cost of investing in the Fund would be $6.70.
***	Excluding dividends on short positions, interest and broker expenses, your hypothetical cost of investing in the Fund would be $6.33.

	Convergence Opportunities Fund –
	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/17	11/30/17	6/1/17 – 11/30/17*
Actual**	$1,000.00	$1,146.90	$12.92
Hypothetical (5% return
before expenses)***	$1,000.00	$1,013.04	$12.11

*
Expenses are equal to the Fund’s annualized expense ratio of 2.40%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  Excluding dividends on short positions, interest and broker expenses, the Fund’s annualized expense ratio would be 1.35%.

**	Excluding dividends on short positions, interest and broker expenses, your actual cost of investing in the Fund would be $7.27.
***	Excluding dividends on short positions, interest and broker expenses, your hypothetical cost of investing in the Fund would be $6.83.

CONVERGENCE FUNDS
Expense Examples (Continued)
(Unaudited)

	Convergence Market Neutral Fund –
	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/17	11/30/17	6/1/17 – 11/30/17*
Actual**	$1,000.00	$1,058.10	$12.18
Hypothetical (5% return
before expenses)***	$1,000.00	$1,013.24	$11.91

*
Expenses are equal to the Fund’s annualized expense ratio of 2.36%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  Excluding dividends on short positions, interest and broker expenses, the Fund’s annualized expense ratio would be 1.50%.

**	Excluding dividends on short positions, interest and broker expenses, your actual cost of investing in the Fund would be $7.74.
***	Excluding dividends on short positions, interest and broker expenses, your hypothetical cost of investing in the Fund would be $7.59.

CONVERGENCE CORE PLUS FUND
Investment Highlights
(Unaudited)

The Fund’s investment objective is to seek long-term capital growth.  The Fund seeks to achieve this objective by establishing long and short positions in equity securities of domestic and foreign companies.  The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization.  The Core Plus Fund generally considers companies with medium and large market capitalizations to be those that comprise the upper half of the Russell 3000® Total Return Index. The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

Allocation of Portfolio Holdings
(as a percentage of net assets)

*	Excludes securities lending collateral.

Continued

CONVERGENCE CORE PLUS FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of November 30, 2017

		Russell
	Institutional	3000® Total
	Class Shares	Return Index
One Year	18.81%	22.27%
Three Year	9.12%	10.75%
Five Year	13.97%	15.63%
Since Inception (12/29/09)	14.22%	13.78%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 877-677-9414.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date for Institutional Class shares. The graph does not reflect any future performance.

The Russell 3000® Total Return Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

One cannot invest directly in an index.

Growth of $15,000 Investment

*	Inception Date

CONVERGENCE OPPORTUNITIES FUND
Investment Highlights
(Unaudited)

The Fund’s investment objective is to seek long-term capital growth.  The Fund seeks to achieve this objective by establishing long and short positions in equity securities of domestic and foreign companies.  The Fund focuses primarily on companies with small to medium market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization.  The Fund generally considers companies with small and medium market capitalizations to be those companies that comprise the lower 2,500 stocks by market capitalization of the Russell 3000® Total Return Index.  The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

Allocation of Portfolio Holdings
(as a percentage of net assets)

*	Excludes securities lending collateral.

Continued

CONVERGENCE OPPORTUNITIES FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of November 30, 2017

		Russell
	Institutional	2000® Total
	Class Shares	Return Index
One Year	16.24%	18.34%
Three Year	9.25%	11.14%
Since Inception (11/29/13)	8.53%	9.30%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 877-677-9414.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date for Institutional Class shares. The graph does not reflect any future performance.

The Russell 2000® Total Return Index measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 2000® Total Return Index is a subset of the Russell 3000® Total Return Index.

One cannot invest directly in an index.

Growth of $15,000 Investment

*	Inception Date

CONVERGENCE MARKET NEUTRAL FUND
Investment Highlights
(Unaudited)

The Fund’s investment objective is to seek positive absolute returns. The Fund seeks to achieve its investment objective by establishing long and short positions in equity securities of domestic and foreign companies that are deemed to be attractive (and likely to increase in price), or unattractive (and likely to decrease in price). The Fund is designed to be “market neutral,” targeting a portfolio designed to generate positive absolute returns with low correlation to the U.S. equity market over a normal business cycle. The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization. The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities it expects to underperform the market.

Allocation of Portfolio Holdings
(as a percentage of net assets)

*	Excludes securities lending collateral.

Continued

CONVERGENCE MARKET NEUTRAL FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns as of November 30, 2017

		ICE BofA
		Merrill Lynch
		3 Month
	Institutional	U.S. Treasury
	Class Shares	Bill Index
One Year	4.37%	0.79%
Since Inception (1/29/16)	4.01%	0.58%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 877-677-9414.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date for Institutional Class shares. The graph does not reflect any future performance.

The ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Index is a unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

One cannot invest directly in an index.

Growth of $15,000 Investment

*	Inception Date

CONVERGENCE CORE PLUS FUND

Schedule of Investments

November 30, 2017

	Shares	Value
COMMON STOCKS* 131.25%

Accommodation 0.75%
Penn National Gaming, Inc. (a)	33,697	$969,125

Administrative and Support Services 2.76%
Alliance Data Systems Corp.	8,666	2,073,513
ManpowerGroup, Inc.	3,845	495,621
Rollins, Inc.	8,830	409,271
TriNet Group, Inc. (a)	12,841	574,763
		3,553,168

Air Transportation 0.96%
Copa Holdings SA – Class A (b)	9,203	1,234,951

Amusement, Gambling, and Recreation Industries 0.54%
Las Vegas Sands Corp.	9,974	691,098

Apparel Manufacturing 0.22%
Michael Kors Holdings Ltd. (a)(b)	4,873	284,778

Broadcasting (except Internet) 2.29%
Comcast Corp. – Class A	42,325	1,588,881
Sinclair Broadcast Group, Inc. – Class A	39,476	1,344,158
		2,933,039

Building Material and Garden Equipment 2.85%
Home Depot, Inc.	10,378	1,866,172
Lowe’s Companies, Inc.	21,601	1,800,875
		3,667,047

Chemical Manufacturing 10.36%
AbbVie, Inc.	38,556	3,736,847
Bioverativ, Inc. (a)	5,096	254,902
Bristol-Myers Squibb Co.	43,849	2,770,818
Chemours Co.	16,110	828,054
Emergent BioSolutions, Inc. (a)	9,149	401,916
Gilead Sciences, Inc.	28,680	2,144,690
Huntsman Corp.	26,060	832,878
IDEXX Laboratories, Inc. (a)	8,508	1,330,736
Vertex Pharmaceuticals, Inc. (a)	6,995	1,009,309
		13,310,150

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Computer and Electronic Product Manufacturing 13.77%
Apple, Inc.	18,116	$3,113,234
Applied Materials, Inc.	32,039	1,690,697
ARRIS International PLC (a)(b)	36,637	1,098,011
Cisco Systems, Inc.	23,069	860,474
Jabil, Inc.	36,515	1,053,458
Lam Research Corp.	8,763	1,685,388
NetApp, Inc.	32,559	1,839,909
ON Semiconductor Corp. (a)	83,586	1,678,407
Skyworks Solutions, Inc.	13,770	1,442,270
Teradata Corp. (a)	56,078	2,131,525
Vishay Intertechnology, Inc.	50,601	1,108,162
		17,701,535

Construction of Buildings 1.24%
KB Home	18,289	573,543
PulteGroup, Inc.	16,375	558,879
Toll Brothers, Inc.	9,251	465,603
		1,598,025

Credit Intermediation and Related Activities 10.74%
Bank of America Corp.	125,490	3,535,053
Capital One Financial Corp.	18,195	1,673,940
CIT Group, Inc.	7,290	363,334
Citigroup, Inc.	46,684	3,524,642
Fifth Third Bancorp.	11,620	354,526
JPMorgan Chase & Co.	34,709	3,627,784
Nationstar Mortgage Holdings, Inc. (a)(c)	19,836	358,437
Regions Financial Corp.	21,936	363,918
		13,801,634

Electrical Equipment, Appliance, and
Component Manufacturing 0.32%
Generac Holdings, Inc. (a)	8,296	407,914

Fabricated Metal Product Manufacturing 0.64%
Mueller Industries, Inc.	11,918	433,815
Rexnord Corp. (a)	15,774	393,088
		826,903

Food Manufacturing 5.68%
General Mills, Inc.	27,365	1,547,764
Pilgrim’s Pride Corp. (a)	56,318	2,065,181

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Food Manufacturing 5.68% (Continued)
Sanderson Farms, Inc.	11,229	$1,905,449
Tyson Foods, Inc. – Class A	21,733	1,787,539
		7,305,933

Food Services and Drinking Places 0.72%
Hyatt Hotels Corp. – Class A (a)	12,760	923,314

General Merchandise Stores 3.03%
Target Corp.	25,757	1,542,844
Wal-Mart Stores, Inc.	24,213	2,354,231
		3,897,075

Health and Personal Care Stores 2.61%
Express Scripts Holding Co. (a)	20,553	1,339,645
McKesson Corp.	9,523	1,406,928
Walgreens Boots Alliance, Inc.	8,299	603,835
		3,350,408

Insurance Carriers and Related Activities 8.66%
Centene Corp. (a)	13,772	1,405,983
CNO Financial Group, Inc.	38,145	961,635
First American Financial Corp.	17,454	970,268
Humana, Inc.	5,339	1,392,732
Lincoln National Corp.	12,209	934,599
MGIC Investment Corp. (a)	25,679	375,427
Torchmark Corp.	11,195	994,676
UnitedHealth Group, Inc.	6,632	1,513,223
Unum Group	18,750	1,061,625
WellCare Health Plans, Inc. (a)	7,180	1,529,268
		11,139,436

Leather and Allied Product Manufacturing 0.43%
Deckers Outdoor Corp. (a)	7,438	555,842

Machinery Manufacturing 3.26%
Caterpillar, Inc.	19,318	2,726,736
Cummins, Inc.	5,378	900,277
SPX FLOW, Inc. (a)	12,512	560,162
		4,187,175

Management of Companies and Enterprises 0.80%
AES Corp.	97,366	1,030,132

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Merchant Wholesalers, Durable Goods 1.63%
Builders FirstSource, Inc. (a)	25,086	$511,754
Honeywell International, Inc.	10,171	1,586,269
		2,098,023

Merchant Wholesalers, Nondurable Goods 2.02%
Ingevity Corp. (a)	12,540	998,059
Nu Skin Enterprises, Inc. – Class A	23,538	1,598,466
		2,596,525

Mining (except Oil and Gas) 0.63%
Freeport-McMoRan, Inc. – Class B (a)	58,053	808,098

Miscellaneous Manufacturing 1.11%
Estee Lauder Companies, Inc. – Class A	9,500	1,185,885
MSA Safety, Inc.	2,761	237,446
		1,423,331

Motion Picture and Sound Recording Industries 1.27%
Netflix, Inc. (a)	8,674	1,627,069

Nonmetallic Mineral Product Manufacturing 0.60%
Owens-Illinois, Inc. (a)	32,036	775,912

Nonstore Retailers 1.53%
Amazon.com, Inc. (a)	1,671	1,966,349

Other Information Services 2.95%
Alphabet, Inc. – Class C (a)	1,943	1,984,600
Facebook, Inc. – Class A (a)	10,229	1,812,374
		3,796,974

Performing Arts, Spectator Sports, and Related Industries 1.18%
Live Nation Entertainment, Inc. (a)	33,496	1,520,049

Personal and Laundry Services 0.56%
Weight Watchers International, Inc. (a)(c)	16,380	721,867

Petroleum and Coal Products Manufacturing 7.75%
Chevron Corp.	9,808	1,167,054
CVR Energy, Inc. (c)(d)	57,942	1,891,806
Exxon Mobil Corp. (c)	15,440	1,285,998
HollyFrontier Corp.	38,179	1,698,202

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Petroleum and Coal Products Manufacturing 7.75% (Continued)
Marathon Petroleum Corp.	20,437	$1,279,969
PBF Energy, Inc. – Class A (c)(d)	28,236	913,999
Valero Energy Corp.	20,077	1,718,993
		9,956,021

Primary Metal Manufacturing 0.61%
Alcoa Corp. (a)	18,880	783,709

Professional, Scientific, and Technical Services 8.31%
Amgen, Inc.	19,325	3,394,630
Aspen Technology, Inc. (a)	29,104	1,947,640
eBay, Inc. (a)	51,616	1,789,527
F5 Networks, Inc. (a)	9,345	1,254,099
VMware, Inc. – Class A (a)(c)	19,142	2,299,145
		10,685,041

Publishing Industries (except Internet) 6.21%
Citrix Systems, Inc. (a)	23,297	2,041,516
Fortinet, Inc. (a)	47,700	2,006,262
Microsoft Corp.	24,707	2,079,587
Oracle Corp.	38,070	1,867,714
		7,995,079

Rail Transportation 0.75%
Union Pacific Corp.	7,597	961,021

Real Estate 0.94%
CBRE Group, Inc. – Class A (a)	15,160	657,338
Realogy Holdings Corp.	19,924	556,079
		1,213,417

Rental and Leasing Services 0.44%
Triton International Ltd. – Class A (b)	14,148	559,836

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities 6.37%
BGC Partners, Inc. – Class A	96,750	1,579,928
Legg Mason, Inc.	39,712	1,586,892
Morgan Stanley	32,326	1,668,344
Stifel Financial Corp.	28,191	1,585,462
Travelport Worldwide Ltd. (b)	132,036	1,767,962
		8,188,588

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Support Activities for Mining 0.85%
MDU Resources Group, Inc.	39,305	$1,098,575

Support Activities for Transportation 1.07%
XPO Logistics, Inc. (a)	17,477	1,381,207

Telecommunications 2.44%
AT&T, Inc.	86,192	3,135,665

Transportation Equipment Manufacturing 5.55%
Allison Transmission Holdings, Inc.	12,490	512,590
Boeing Co.	13,924	3,854,163
Dana, Inc.	29,826	985,451
Lear Corp.	4,817	871,347
Meritor, Inc. (a)	20,402	509,642
Moog, Inc. – Class A (a)	4,792	403,055
		7,136,248

Truck Transportation 0.21%
Schneider National, Inc. – Class B	10,357	271,664

Utilities 2.38%
CenterPoint Energy, Inc.	32,870	986,428
Exelon Corp.	22,749	948,861
National Fuel Gas Co.	19,018	1,118,259
		3,053,548

Water Transportation 0.61%
Royal Caribbean Cruises Ltd. (b)	6,289	779,081

Wood Product Manufacturing 0.65%
Louisiana-Pacific Corp. (a)	30,496	841,995
TOTAL COMMON STOCKS (Cost $136,604,471)		168,743,574

REAL ESTATE INVESTMENT TRUSTS* 5.08%
American Tower Corp.	3,329	479,143
First Industrial Realty Trust, Inc.	16,118	524,641
Invesco Mortgage Capital, Inc.	55,915	987,459
LaSalle Hotel Properties	22,225	632,079
Mack-Cali Realty Corp.	16,875	373,444
Park Hotels & Resorts, Inc.	22,901	668,709
Piedmont Office Realty Trust, Inc. – Class A	19,753	393,875
Potlatch Corp.	12,221	630,604

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS* 5.08% (Continued)
Prologis, Inc.	8,502	$563,087
PS Business Parks, Inc.	4,522	599,436
Xenia Hotels & Resorts, Inc.	31,139	684,747
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,101,404)		6,537,224

INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING 1.90%
Money Market Fund 1.90%
First American Government Obligations
Fund, Class Y, 0.670% (c)(e)	2,438,410	2,438,410
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING (Cost $2,438,410)		2,438,410

SHORT-TERM INVESTMENTS 0.09%
Fidelity Institutional Money Market Funds –
Government Portfolio – Class I, 0.970% (c)(e)	113,003	113,003
TOTAL SHORT-TERM INVESTMENTS (Cost $113,003)		113,003
Total Investments (Cost $145,257,288) 138.32%		177,832,211
Liabilities in Excess of Other Assets (38.32)%		(49,266,937)
TOTAL NET ASSETS 100.00%		$128,565,274

Percentages are stated as a percent of net assets.

*	Unless otherwise noted, all or a portion of these securities, totaling $167,619,034, are pledged as collateral for securities sold short.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	This security is not pledged as collateral for securities sold short.
(d)	All or a portion of this security is out on loan.
(e)	Seven day yield as of November 30, 2017.

Abbreviations:
Ltd.	Limited Liability Company.
PLC	Public Limited Company.
SA	Generally designates a type of corporation in various countries, mostly those employing a civil law legal system.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short

November 30, 2017

	Shares	Value
SECURITIES SOLD SHORT (42.80)%

COMMON STOCKS (40.74)%

Accommodation (0.19)%
Red Rock Resorts, Inc. – Class A	(7,810)	$(240,939)

Administrative and Support Services (0.86)%
Gartner, Inc.	(3,873)	(468,207)
TripAdvisor, Inc.	(15,048)	(520,962)
WageWorks, Inc.	(1,878)	(120,474)
		(1,109,643)

Air Transportation (0.43)%
Allegiant Travel Co.	(1,920)	(291,840)
Spirit Airlines, Inc.	(6,167)	(262,899)
		(554,739)

Ambulatory Health Care Services (0.72)%
Envision Healthcare Corp.	(11,180)	(356,976)
Loxo Oncology, Inc.	(3,010)	(231,018)
MEDNAX, Inc.	(6,750)	(336,083)
		(924,077)

Amusement, Gambling, and Recreation Industries (0.37)%
Global Payments, Inc.	(4,758)	(478,464)

Apparel Manufacturing (0.29)%
Lululemon Athletica, Inc.	(1,502)	(100,574)
Under Armour, Inc. – Class C	(11,890)	(141,848)
UniFirst Corp.	(790)	(129,165)
		(371,587)

Broadcasting (except Internet) (0.67)%
Charter Communications, Inc. – Class A	(2,130)	(694,828)
Liberty Broadband Corp. – Class A	(1,954)	(167,477)
		(862,305)

Building Material and Garden Equipment (0.24)%
MSC Industrial Direct Company, Inc. – Class A	(3,370)	(303,536)

Chemical Manufacturing (3.44)%
ACADIA Pharmaceuticals, Inc.	(11,738)	(355,075)
Agios Pharmaceuticals, Inc.	(5,135)	(316,059)
Air Products & Chemicals, Inc.	(1,540)	(251,082)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short (Continued)

November 30, 2017

	Shares	Value

Chemical Manufacturing (3.44)% (Continued)
Ashland Global Holdings, Inc.	(2,950)	$(218,241)
Avexis, Inc.	(3,140)	(297,703)
Bluebird Bio, Inc.	(4,480)	(774,144)
Clovis Oncology, Inc.	(4,690)	(294,860)
Coty, Inc. – Class A	(26,172)	(450,944)
Incyte Corp.	(3,360)	(332,606)
Medicines Co.	(6,340)	(183,860)
Seattle Genetics, Inc.	(4,205)	(256,211)
TESARO, Inc.	(5,194)	(439,413)
Ultragenyx Pharmaceutical, Inc.	(4,850)	(244,877)
		(4,415,075)

Clothing and Clothing Accessories Stores (0.47)%
Foot Locker, Inc.	(13,985)	(599,117)

Computer and Electronic Product Manufacturing (2.93)%
Analog Devices, Inc.	(4,430)	(381,467)
Cavium, Inc.	(5,197)	(444,241)
DexCom, Inc.	(6,860)	(400,829)
Hologic, Inc.	(8,155)	(340,227)
Infinera Corp.	(55,031)	(398,424)
Inphi Corp.	(9,862)	(405,032)
MACOM Technology Solutions Holdings, Inc.	(13,230)	(431,166)
MaxLinear, Inc.	(16,510)	(436,029)
ViaSat, Inc.	(7,058)	(523,986)
		(3,761,401)

Construction of Buildings (0.52)%
Dycom Industries, Inc.	(3,220)	(345,731)
Taylor Morrison Home Corp. – Class A	(5,680)	(137,229)
TRI Pointe Group, Inc.	(10,300)	(186,636)
		(669,596)

Credit Intermediation and Related Activities (3.04)%
Flagstar Bancorp, Inc.	(4,940)	(187,769)
FNB Corp.	(25,920)	(367,805)
LendingClub Corp.	(84,155)	(367,757)
Old National Bancorp.	(11,850)	(216,263)
Pinnacle Financial Partners, Inc.	(6,540)	(448,971)
Signature Bank	(4,841)	(664,572)
SLM Corp.	(38,649)	(447,169)
Sterling Bancorp.	(19,660)	(498,381)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short (Continued)

November 30, 2017

	Shares	Value

Credit Intermediation and Related Activities (3.04)% (Continued)
SVB Financial Group	(955)	$(217,396)
TCF Financial Corp.	(15,040)	(305,462)
TFS Financial Corp.	(11,814)	(179,927)
		(3,901,472)

Electrical Equipment, Appliance, and
Component Manufacturing (0.34)%
Spectrum Brands Holdings, Inc.	(3,766)	(432,638)

Fabricated Metal Product Manufacturing (0.54)%
Axalta Coating Systems Ltd. (a)	(6,640)	(210,222)
Ball Corp.	(4,744)	(189,333)
Simpson Manufacturing Company, Inc.	(5,010)	(300,450)
		(700,005)

Food and Beverage Stores (0.78)%
GrubHub, Inc.	(8,230)	(556,019)
Sprouts Farmers Market, Inc.	(19,860)	(464,326)
		(1,020,345)

Food Manufacturing (1.79)%
B&G Foods, Inc.	(13,727)	(531,235)
J.M. Smucker Co.	(3,880)	(452,680)
Kraft Heinz Co.	(5,444)	(442,978)
McCormick & Company, Inc.	(4,012)	(409,946)
TreeHouse Foods, Inc.	(10,320)	(474,926)
		(2,311,765)

Food Services and Drinking Places (1.17)%
Casey’s General Stores, Inc.	(3,522)	(425,281)
Cheesecake Factory, Inc.	(4,300)	(210,872)
Dunkin’ Brands Group, Inc.	(3,260)	(194,622)
Jack in the Box, Inc.	(1,840)	(190,458)
McDonald’s Corp.	(1,138)	(195,702)
Yum! Brands, Inc.	(3,446)	(287,637)
		(1,504,572)

Furniture and Home Furnishings Stores (0.37)%
Bed Bath & Beyond, Inc.	(21,150)	(473,549)

General Merchandise Stores (0.42)%
Macy’s, Inc.	(22,430)	(533,834)
The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short (Continued)

November 30, 2017

	Shares	Value

Insurance Carriers and Related Activities (1.17)%
American International Group, Inc.	(3,886)	$(233,005)
AmTrust Financial Services, Inc.	(16,890)	(162,820)
Aspen Insurance Holdings Ltd. (a)	(4,950)	(202,950)
Navigators Group, Inc.	(3,349)	(172,474)
RLI Corp.	(2,406)	(143,710)
Third Point Reinsurance Ltd. (a)	(12,296)	(208,417)
White Mountains Insurance Group Ltd. (a)	(274)	(244,131)
Willis Towers Watson PLC (a)	(916)	(147,293)
		(1,514,800)

Machinery Manufacturing (1.39)%
AAON, Inc.	(5,627)	(205,104)
Flowserve Corp.	(6,340)	(269,957)
II-VI, Inc.	(10,317)	(489,026)
IMAX Corp. (a)	(8,160)	(207,264)
Middleby Corp.	(2,520)	(321,350)
Nordson Corp.	(2,280)	(292,661)
		(1,785,362)

Management of Companies and Enterprises (0.46)%
Ameris Bancorp.	(4,053)	(201,029)
ServisFirst Bancshares, Inc.	(5,163)	(216,794)
Simmons First National Corp. – Class A	(2,903)	(168,084)
		(585,907)

Merchant Wholesalers, Durable Goods (0.37)%
American Axle & Manufacturing Holdings, Inc.	(14,156)	(254,100)
Mohawk Industries, Inc.	(771)	(217,892)
		(471,992)

Merchant Wholesalers, Nondurable Goods (0.13)%
Global Blood Therapeutics, Inc.	(4,150)	(163,718)

Mining (except Oil and Gas) (0.47)%
Hecla Mining Co.	(52,181)	(195,157)
Martin Marietta Materials, Inc.	(1,084)	(225,894)
Vulcan Materials Co.	(1,507)	(189,355)
		(610,406)

Miscellaneous Manufacturing (1.36)%
DENTSPLY SIRONA, Inc.	(5,350)	(358,503)
Mattel, Inc.	(8,090)	(147,643)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short (Continued)

November 30, 2017

	Shares	Value

Miscellaneous Manufacturing (1.36)% (Continued)
Nevro Corp.	(4,146)	$(310,204)
NuVasive, Inc.	(5,440)	(313,834)
Stryker Corp.	(1,971)	(307,476)
Wright Medical Group NV (a)	(12,981)	(315,568)
		(1,753,228)

Motion Picture and Sound Recording Industries (0.24)%
Regal Entertainment Group – Class A	(15,374)	(310,709)

Motor Vehicle and Parts Dealers (0.42)%
Advance Auto Parts, Inc.	(5,289)	(534,189)

Nonmetallic Mineral Product Manufacturing (0.25)%
USG Corp.	(8,309)	(315,825)

Nonstore Retailers (0.24)%
WW Grainger, Inc.	(1,418)	(313,818)

Oil and Gas Extraction (1.75)%
Callon Petroleum Co.	(31,130)	(343,675)
Diamondback Energy, Inc.	(3,147)	(343,999)
Extraction Oil & Gas, Inc.	(15,938)	(240,026)
Jagged Peak Energy, Inc.	(25,180)	(382,233)
MRC Global, Inc.	(16,280)	(255,759)
Parsley Energy, Inc. – Class A	(12,876)	(345,849)
RSP Permian, Inc.	(9,040)	(332,039)
		(2,243,580)

Other Information Services (0.78)%
Box, Inc. – Class A	(24,360)	(512,290)
Twitter, Inc.	(23,853)	(490,895)
		(1,003,185)

Pipeline Transportation (0.56)%
South Jersey Industries, Inc.	(7,338)	(248,465)
Targa Resources Corp.	(10,604)	(460,213)
		(708,678)

Plastics and Rubber Products Manufacturing (0.50)%
Cooper Tire & Rubber Co.	(7,169)	(263,461)
Newell Brands, Inc.	(2,720)	(84,238)
Sealed Air Corp.	(6,380)	(306,559)
		(654,258)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short (Continued)

November 30, 2017

	Shares	Value

Primary Metal Manufacturing (0.38)%
Finisar Corp.	(24,366)	$(487,564)

Printing and Related Support Activities (0.27)%
Centennial Resource Development, Inc. – Class A	(16,980)	(344,524)

Professional, Scientific, and Technical Services (2.54)%
Diebold Nixdorf, Inc.	(26,375)	(506,401)
Factset Research Systems, Inc.	(2,155)	(430,741)
Henry Jack & Associates, Inc.	(4,558)	(525,629)
Macquarie Infrastructure Corp.	(4,239)	(283,080)
MuleSoft, Inc. – Class A	(24,946)	(572,511)
Nutanix, Inc. – Class A	(17,460)	(572,688)
Trade Desk, Inc. – Class A	(7,650)	(375,921)
		(3,266,971)

Publishing Industries (except Internet) (2.51)%
Akamai Technologies, Inc.	(9,608)	(535,934)
Autodesk, Inc.	(4,020)	(440,994)
Cornerstone OnDemand, Inc.	(11,943)	(441,533)
Palo Alto Networks, Inc.	(2,685)	(391,339)
PTC, Inc.	(7,385)	(470,276)
Splunk, Inc.	(6,642)	(531,957)
Twilio, Inc. – Class A	(15,930)	(424,694)
		(3,236,727)

Rental and Leasing Services (0.15)%
Hertz Global Holdings, Inc.	(10,510)	(199,165)

Securities, Commodity Contracts, and Other Financial Investments
and Related Activities (1.32)%
Charles Schwab Corp.	(8,573)	(418,277)
CommScope Holding Company, Inc.	(13,562)	(488,096)
Financial Engines, Inc.	(14,275)	(398,273)
MarketAxess Holdings, Inc.	(2,019)	(394,250)
		(1,698,896)

Specialty Trade Contractors (0.21)%
Comfort Systems USA, Inc.	(6,300)	(270,585)

Support Activities for Mining (0.26)%
Patterson-UTI Energy, Inc.	(15,215)	(328,492)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short (Continued)

November 30, 2017

	Shares	Value

Telecommunications (0.70)%
CenturyLink, Inc.	(31,692)	$(462,386)
Zayo Group Holdings, Inc.	(12,440)	(439,630)
		(902,016)

Textile Mills (0.25)%
Albany International Corp. – Class A	(4,950)	(320,265)

Transportation Equipment Manufacturing (0.45)%
REV Group, Inc.	(11,109)	(303,387)
Wabtec Corp.	(3,446)	(264,997)
		(568,384)

Truck Transportation (0.14)%
Heartland Express, Inc.	(8,044)	(183,725)

Utilities (1.12)%
Alliant Energy Corp.	(6,282)	(283,381)
Dominion Energy, Inc.	(3,513)	(295,549)
Duke Energy Corp.	(3,060)	(272,891)
Entergy Corp.	(3,140)	(271,547)
Sempra Energy	(2,567)	(310,581)
		(1,433,949)

Waste Management and Remediation Services (0.20)%
Covanta Holding Corp.	(8,056)	(122,451)
Stericycle, Inc.	(1,996)	(132,355)
		(254,806)

Wholesale Electronic Markets and Agents and Brokers (0.34)%
Genuine Parts Co.	(4,769)	(443,374)

Wood Product Manufacturing (0.23)%
Masonite International Corp. (a)	(4,000)	(294,600)
TOTAL COMMON STOCKS (Proceeds $52,244,588)		(52,372,357)

REAL ESTATE INVESTMENT TRUSTS (2.06)%
Acadia Realty Trust	(5,375)	(150,661)
American Campus Communities, Inc.	(3,236)	(137,142)
Boston Properties, Inc.	(1,290)	(161,740)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short (Continued)

November 30, 2017

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (2.06)% (Continued)
Colony NorthStar, Inc. – Class A	(12,190)	$(148,596)
Crown Castle International Corp.	(1,558)	(176,054)
Education Realty Trust, Inc.	(3,986)	(145,768)
EPR Properties	(2,211)	(149,950)
GGP, Inc	(8,578)	(201,582)
HCP, Inc.	(5,224)	(138,123)
Macerich Co.	(3,149)	(203,898)
Paramount Group, Inc.	(9,101)	(147,163)
Regency Centers Corp.	(2,474)	(167,762)
Sabra Health Care REIT, Inc.	(8,625)	(165,945)
Starwood Property Trust, Inc.	(18,416)	(399,259)
Uniti Group, Inc.	(9,986)	(160,775)
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Proceeds $2,688,993)		(2,654,418)
TOTAL SECURITIES SOLD SHORT (Proceeds $54,933,581)		$(55,026,775)

(a)	Foreign issued security.

Abbreviations:
Ltd.	Limited Liability Company.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments

November 30, 2017

	Shares	Value

COMMON STOCKS* 128.72%

Accommodation 1.05%
Penn National Gaming, Inc. (a)	25,096	$721,761

Administrative and Support Services 3.75%
Kelly Services, Inc. – Class A	26,338	767,753
TriNet Group, Inc. (a)	20,584	921,340
TrueBlue, Inc. (a)	31,328	891,281
		2,580,374

Air Transportation 1.16%
Copa Holdings SA – Class A (b)	5,978	802,188

Ambulatory Health Care Services 2.68%
Genomic Health, Inc. (a)	15,193	460,196
LHC Group, Inc. (a)	11,230	738,597
Medpace Holdings, Inc. (a)(c)	19,479	648,846
		1,847,639

Beverage and Tobacco Product Manufacturing 1.68%
Boston Beer Company, Inc. – Class A (a)	3,535	635,770
National Beverage Corp.	4,757	519,084
		1,154,854

Broadcasting (except Internet) 1.45%
Gray Television, Inc. (a)	33,452	481,709
Sinclair Broadcast Group, Inc. – Class A	15,284	520,420
		1,002,129

Chemical Manufacturing 10.87%
Acorda Therapeutics, Inc. (a)	9,786	198,656
Corcept Therapeutics, Inc. (a)	46,433	833,008
Emergent BioSolutions, Inc. (a)	21,800	957,673
Innoviva, Inc. (a)	63,513	833,291
Lannett Company, Inc. (a)(c)(d)	24,410	645,645
Lantheus Holdings, Inc. (a)	40,107	898,397
Ligand Pharmaceuticals, Inc. (a)	6,581	867,705
Myers Industries, Inc.	17,150	366,153
Myriad Genetics, Inc. (a)	28,405	983,664
Supernus Pharmaceuticals, Inc. (a)	24,090	910,602
		7,494,794

Clothing and Clothing Accessories Stores 0.82%
Tailored Brands, Inc.	33,462	564,169

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Computer and Electronic Product Manufacturing 13.60%
Amkor Technology, Inc. (a)	98,514	$1,041,292
Dolby Laboratories, Inc. – Class A	15,454	960,930
Ichor Holdings Ltd. (a)(b)	34,711	986,140
Jabil, Inc.	13,232	381,743
Masimo Corp. (a)	8,682	771,309
NETGEAR, Inc. (a)	15,730	810,095
Tech Data Corp. (a)	7,381	713,743
Teradata Corp. (a)	25,405	965,644
TTM Technologies, Inc. (a)	46,264	755,491
Ultra Clean Holdings, Inc. (a)	44,431	932,162
Vishay Intertechnology, Inc.	48,534	1,062,894
		9,381,443

Construction of Buildings 1.97%
KB Home	24,105	755,932
MDC Holdings, Inc.	16,775	600,881
		1,356,813

Credit Intermediation and Related Activities 13.82%
BancorpSouth Bank	30,382	1,010,202
Banner Corp.	10,450	601,816
CIT Group, Inc.	24,354	1,213,803
Comerica, Inc.	13,073	1,089,112
East West Bancorp, Inc.	16,996	1,045,934
Encore Capital Group, Inc. (a)(c)	6,057	277,411
Houlihan Lokey, Inc. – Class A	5,471	244,225
Nationstar Mortgage Holdings, Inc. (a)(c)	45,768	827,028
Opus Bank (a)	17,150	478,485
Synovus Financial Corp.	15,073	748,073
Walker & Dunlop, Inc. (a)	15,137	745,951
Zions Bancorporation	25,109	1,244,150
		9,526,190

Educational Services 1.07%
Adtalem Global Education, Inc.	17,706	733,914

Electrical Equipment, Appliance, and
Component Manufacturing 2.07%
Generac Holdings, Inc. (a)	14,389	707,507
Integer Holdings Corp. (a)	14,813	717,690
		1,425,197

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Electronics and Appliance Stores 0.75%
Conn’s, Inc. (a)(c)(d)	16,800	$519,120

Fabricated Metal Product Manufacturing 2.95%
Harsco Corp. (a)	33,372	602,365
Mueller Industries, Inc.	19,140	696,696
Rexnord Corp. (a)	29,430	733,396
		2,032,457

Food and Beverage Stores 0.71%
SpartanNash Co.	8,728	221,255
United Natural Foods, Inc. (a)	5,595	268,672
		489,927

Food Manufacturing 0.98%
Sanderson Farms, Inc.	3,975	674,518

Food Services and Drinking Places 1.87%
Bloomin’ Brands, Inc.	26,817	575,761
Hyatt Hotels Corp. – Class A (a)	9,882	715,061
		1,290,822

Furniture and Home Furnishings Stores 0.99%
Restoration Hardware Outlet (a)(c)(d)	6,693	678,603

General Merchandise Stores 0.74%
Big Lots, Inc.	8,656	511,570

Insurance Carriers and Related Activities 7.65%
CNO Financial Group, Inc.	33,178	836,417
Essent Group Ltd. (a)(b)	26,614	1,177,670
MGIC Investment Corp. (a)	85,617	1,251,720
Primerica, Inc.	9,105	946,920
Radian Group, Inc.	41,845	857,404
Trupanion, Inc. (a)(c)(d)	6,735	200,568
		5,270,699

Leather and Allied Product Manufacturing 0.84%
Deckers Outdoor Corp. (a)	7,763	580,129

Machinery Manufacturing 2.88%
Alamo Group, Inc.	6,845	807,367
Hyster-Yale Materials Handling, Inc. – Class A	8,975	761,349

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Machinery Manufacturing 2.88% (Continued)
Newpark Resources, Inc. (a)	46,196	$408,835
		1,977,551

Management of Companies and Enterprises 0.80%
American Equity Investment Life Holding Co.	17,263	547,755

Merchant Wholesalers, Durable Goods 1.80%
Schnitzer Steel Industries, Inc. – Class A	13,575	396,390
Varonis Systems, Inc. (a)	16,690	839,507
		1,235,897

Merchant Wholesalers, Nondurable Goods 2.59%
Ingevity Corp. (a)	12,616	1,004,108
Nu Skin Enterprises, Inc. – Class A	5,987	406,577
Phibro Animal Health Corp. – Class A (c)	10,962	380,381
		1,791,066

Miscellaneous Manufacturing 3.40%
AngioDynamics, Inc. (a)	42,242	725,718
Haemonetics Corp. (a)	17,185	993,293
Johnson Outdoors, Inc. – Class A	8,490	620,959
		2,339,970

Motor Vehicle and Parts Dealers 0.98%
Rush Enterprises, Inc. – Class A (a)	13,870	675,608

Nonmetallic Mineral Product Manufacturing 1.24%
Owens-Illinois, Inc. (a)	35,364	856,516

Oil and Gas Extraction 0.63%
Kosmos Energy Ltd. (a)(b)	54,698	436,490

Other Information Services 1.15%
NIC, Inc.	47,855	794,393

Paper Manufacturing 1.02%
Boise Cascade Co.	18,165	699,353

Performing Arts, Spectator Sports, and Related Industries 1.36%
Pinnacle Entertainment, Inc. (a)	30,478	935,065

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Personal and Laundry Services 1.79%
SP Plus Corp. (a)	17,692	$693,526
Weight Watchers International, Inc. (a)(c)	12,195	537,434
		1,230,960

Petroleum and Coal Products Manufacturing 2.59%
CVR Energy, Inc. (c)(d)	20,945	683,855
Murphy Oil Corp.	18,080	505,336
PBF Energy, Inc. – Class A (c)	18,401	595,640
		1,784,831

Plastics and Rubber Products Manufacturing 1.22%
Proto Labs, Inc. (a)	8,720	838,864

Professional, Scientific, and Technical Services 9.17%
Aspen Technology, Inc. (a)	12,758	853,766
Convergys Corp.	31,897	787,218
Magellan Health, Inc. (a)	7,225	610,513
MAXIMUS, Inc.	13,084	903,842
MDC Partners, Inc. – Class A (a)(b)	26,438	306,681
Providence Service Corp. (a)	9,661	584,877
Sykes Enterprises, Inc. (a)	28,480	906,233
Verint Systems, Inc. (a)	15,805	691,469
VSE Corp.	14,065	671,885
		6,316,484

Publishing Industries (except Internet) 2.56%
Cogent Communications Holdings, Inc.	8,500	398,225
Shutterfly, Inc. (a)	12,580	555,784
Web.com Group, Inc. (a)	35,022	805,506
		1,759,515

Rental and Leasing Services 3.77%
CAI International, Inc. (a)	19,070	653,148
Exterran Corp. (a)	12,338	378,036
Textainer Group Holdings Ltd. (a)(b)	31,045	712,483
Triton International Ltd. – Class A (b)	21,505	850,952
		2,594,619

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities 3.43%
Legg Mason, Inc.	17,884	714,645
Moelis & Co. – Class A	4,492	215,167

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities 3.43% (Continued)
Stifel Financial Corp.	12,796	$719,647
Travelport Worldwide Ltd. (b)	53,293	713,593
		2,363,052

Support Activities for Mining 0.74%
Transocean Ltd. (a)(b)	49,720	504,161

Support Activities for Transportation 0.61%
Forward Air Corp.	7,351	418,272

Telecommunications 0.55%
United States Cellular Corp. (a)	9,937	376,016

Transportation Equipment Manufacturing 3.81%
Dana, Inc.	22,486	742,937
Meritor, Inc. (a)	26,086	651,628
Tower International, Inc.	20,091	646,930
Wabash National Corp.	28,959	583,524
		2,625,019

Truck Transportation 0.62%
ArcBest Corp.	11,301	427,743
Utilities 5.10%
Dynegy, Inc. (a)	100,179	1,215,171
National Fuel Gas Co.	19,812	1,164,946
PNM Resources, Inc.	24,890	1,132,495
		3,512,612

Wood Product Manufacturing 1.44%
Louisiana-Pacific Corp. (a)	36,044	995,175
TOTAL COMMON STOCKS (Cost $74,262,585)		88,676,297

REAL ESTATE INVESTMENT TRUSTS* 10.25%
Brandywine Realty Trust	36,948	636,614
First Industrial Realty Trust, Inc.	23,942	779,312
Invesco Mortgage Capital, Inc.	34,788	614,356
LaSalle Hotel Properties	27,451	780,707
National Storage Affiliates Trust	28,577	761,291
Pebblebrook Hotel Trust	17,015	654,567

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS* 10.25% (Continued)
Potlatch Corp.	14,402	$743,143
PS Business Parks, Inc.	5,461	723,910
Washington Prime Group, Inc.	75,852	539,308
Xenia Hotels & Resorts, Inc.	37,520	825,065
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,743,304)		7,058,273

INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 3.92%
Money Market Fund 3.92%
First American Government Obligations Fund, Class Y, 0.670% (c)(e)	2,703,559	2,703,559
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING (Cost $2,703,559)		2,703,559

SHORT-TERM INVESTMENTS 0.12%
Fidelity Institutional Money Market Funds –
Government Portfolio – Class I, 0.970% (c)(e)	79,887	79,887
TOTAL SHORT-TERM INVESTMENTS (Cost $79,887)		79,887
Total Investments (Cost $83,789,335) 143.01%		98,518,016
Liabilities in Excess of Other Assets (43.01)%		(29,629,631)
TOTAL NET ASSETS 100.00%		$68,888,385

Percentages are stated as a percent of net assets.

*	Unless otherwise noted, all or a portion of these securities, totaling $89,740,040, are pledged as collateral for securities sold short.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	This security is not pledged as collateral for securities sold short.
(d)	All or a portion of security is out on loan.
(e)	Seven day yield as of November 30, 2017.

Abbreviations:
Ltd.	Limited Liability Company.
SA	Generally designates a type of corporation in various countries, mostly those employing a civil law legal system.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Securities Sold Short

November 30, 2017

	Shares	Value

SECURITIES SOLD SHORT (42.34)%

COMMON STOCKS (39.39)%

Accommodation (0.34)%
Red Rock Resorts, Inc. – Class A	(7,690)	$(237,237)

Administrative and Support Services (0.55)%
Hostess Brands, Inc. – Class A	(13,924)	(195,771)
PRA Group, Inc.	(5,276)	(183,605)
		(379,376)

Air Transportation (0.27)%
Spirit Airlines, Inc.	(4,361)	(185,909)

Ambulatory Health Care Services (0.45)%
Spark Therapeutics, Inc.	(1,195)	(87,510)
US Physical Therapy, Inc.	(3,016)	(220,319)
		(307,829)
Apparel Manufacturing (0.44)%
Under Armour, Inc. – Class C	(10,310)	(122,998)
UniFirst Corp.	(1,105)	(180,668)
		(303,666)

Chemical Manufacturing (3.53)%
ACADIA Pharmaceuticals, Inc.	(3,319)	(100,400)
Achaogen, Inc.	(7,505)	(89,760)
Aduro Biotech, Inc.	(12,320)	(117,040)
Aerie Pharmaceuticals, Inc.	(1,627)	(104,535)
Alder Biopharmaceuticals, Inc.	(8,815)	(96,965)
Ashland Global Holdings, Inc.	(2,700)	(199,746)
Avexis, Inc.	(1,060)	(100,499)
Clovis Oncology, Inc.	(1,370)	(86,132)
Coherus Biosciences, Inc.	(7,713)	(69,031)
Coty, Inc. – Class A	(2,422)	(41,731)
Dermira, Inc.	(4,140)	(105,984)
G1 Therapeutics, Inc.	(4,360)	(89,598)
Heron Therapeutics, Inc.	(6,770)	(119,151)
Intercept Pharmaceuticals, Inc.	(1,940)	(119,135)
Kraton Corp.	(3,815)	(179,496)
La Jolla Pharmaceutical Co.	(2,980)	(99,383)
MacroGenics, Inc.	(5,420)	(104,714)
Quaker Chemical Corp.	(1,181)	(194,605)
Radius Health, Inc.	(3,000)	(84,930)
The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Securities Sold Short (Continued)

November 30, 2017

	Shares	Value

Chemical Manufacturing (3.53)% (Continued)
Sage Therapeutics, Inc.	(1,100)	$(101,651)
Ultragenyx Pharmaceutical, Inc.	(1,820)	(91,892)
WD-40 Co.	(317)	(37,850)
Xencor, Inc.	(4,525)	(98,238)
		(2,432,466)

Clothing and Clothing Accessories Stores (0.47)%
Foot Locker, Inc.	(3,909)	(167,462)
Genesco, Inc.	(4,933)	(153,416)
		(320,878)

Computer and Electronic Product Manufacturing (4.47)%
Cray, Inc.	(11,251)	(255,961)
Cubic Corp.	(3,515)	(217,754)
DexCom, Inc.	(4,605)	(269,070)
FARO Technologies, Inc.	(4,520)	(236,396)
Infinera Corp.	(24,841)	(179,849)
Inphi Corp.	(5,519)	(226,665)
LivaNova PLC (a)	(3,100)	(270,257)
MACOM Technology Solutions Holdings, Inc.	(7,568)	(246,641)
MaxLinear, Inc.	(9,615)	(253,933)
Natus Medical, Inc.	(5,515)	(220,876)
Super Micro Computer, Inc.	(11,049)	(243,630)
ViaSat, Inc.	(3,260)	(242,022)
Xperi Corp.	(11,040)	(213,072)
		(3,076,126)

Construction of Buildings (0.28)%
TRI Pointe Group, Inc.	(10,809)	(195,859)

Credit Intermediation and Related Activities (4.65)%
BankUnited, Inc.	(7,707)	(286,931)
Bridge Bancorp, Inc.	(5,380)	(193,411)
ConnectOne Bancorp, Inc.	(8,090)	(219,644)
First of Long Island Corp.	(6,845)	(206,377)
FNB Corp.	(13,810)	(195,964)
Independent Bank Group, Inc.	(3,395)	(233,915)
Investors Bancorp, Inc.	(15,595)	(222,541)
LendingClub Corp.	(22,095)	(96,555)
Live Oak Bancshares, Inc.	(9,007)	(231,929)
New York Community Bancorp, Inc.	(17,064)	(227,634)
OceanFirst Financial Corp.	(7,530)	(208,958)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Securities Sold Short (Continued)

November 30, 2017

	Shares	Value

Credit Intermediation and Related Activities (4.65)% (Continued)
Pinnacle Financial Partners, Inc.	(3,190)	$(218,994)
Signature Bank	(1,566)	(214,980)
Sterling Bancorp	(8,598)	(217,959)
SVB Financial Group	(1,010)	(229,916)
		(3,205,708)

Data Processing, Hosting and Related Services (0.33)%
WEX, Inc.	(1,756)	(226,032)

Educational Services (0.31)%
Career Education Corp.	(15,920)	(211,258)

Electrical Equipment, Appliance, and
Component Manufacturing (0.56)%
Axon Enterprise, Inc.	(7,925)	(197,174)
AZZ, Inc.	(3,900)	(187,590)
		(384,764)

Fabricated Metal Product Manufacturing (0.44)%
ACCO Brands Corp.	(13,635)	(179,301)
American Outdoor Brands Corp.	(8,975)	(125,919)
		(305,220)

Food and Beverage Stores (0.13)%
Smart & Final Stores, Inc.	(9,723)	(88,966)

Food Manufacturing (0.52)%
B&G Foods, Inc.	(4,894)	(189,398)
Snyder’s-Lance, Inc.	(4,488)	(173,596)
		(362,994)

Food Services and Drinking Places (1.10)%
BJ’s Restaurants, Inc.	(6,042)	(216,002)
Buffalo Wild Wings, Inc.	(1,490)	(232,365)
Casey’s General Stores, Inc.	(735)	(88,751)
DineEquity, Inc.	(4,759)	(218,295)
		(755,413)

Furniture and Home Furnishings Stores (0.19)%
Bed Bath & Beyond, Inc.	(5,895)	(131,989)

Furniture and Related Product Manufacturing (0.26)%
Knoll, Inc.	(8,090)	(176,119)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Securities Sold Short (Continued)

November 30, 2017

	Shares	Value

Health and Personal Care Stores (0.19)%
Sally Beauty Holdings, Inc.	(7,763)	$(132,359)

Heavy and Civil Engineering Construction (0.25)%
Century Communities, Inc.	(5,430)	(170,231)

Insurance Carriers and Related Activities (0.98)%
AMERISAFE, Inc.	(2,250)	(147,712)
AmTrust Financial Services, Inc.	(11,320)	(109,125)
Aspen Insurance Holdings Ltd. (a)	(3,360)	(137,760)
National Western Life Group, Inc. – Class A	(395)	(139,629)
ProAssurance Corp.	(2,222)	(137,431)
		(671,657)

Machinery Manufacturing (1.13)%
Dril-Quip, Inc.	(2,878)	(138,000)
Glaukos Corp.	(5,830)	(156,069)
IMAX Corp. (a)	(3,850)	(97,790)
John Bean Technologies Corp.	(1,685)	(201,779)
Tennant Co.	(2,775)	(182,595)
		(776,233)

Management of Companies and Enterprises (0.98)%
Ameris Bancorp.	(4,473)	(221,861)
ServisFirst Bancshares, Inc.	(5,590)	(234,723)
Simmons First National Corp. – Class A	(3,795)	(219,731)
		(676,315)

Merchant Wholesalers, Durable Goods (1.79)%
Beacon Roofing Supply, Inc.	(3,460)	(221,717)
Fitbit, Inc. – Class A	(33,519)	(229,939)
GCP Applied Technologies, Inc.	(5,809)	(190,245)
Gentherm, Inc.	(4,965)	(178,740)
Sunrun, Inc.	(33,356)	(186,794)
Titan International, Inc.	(18,935)	(226,652)
		(1,234,087)

Merchant Wholesalers, Nondurable Goods (0.56)%
Adamas Pharmaceuticals, Inc.	(3,185)	(118,323)
Aimmune Therapeutics, Inc.	(3,045)	(116,319)
Global Blood Therapeutics, Inc.	(3,880)	(153,066)
		(387,708)

Mining (except Oil and Gas) (0.50)%
Hecla Mining Co.	(38,870)	(145,374)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Securities Sold Short (Continued)

November 30, 2017

	Shares	Value

Mining (except Oil and Gas) (0.50)% (Continued)
Summit Materials, Inc. – Class A	(6,482)	$(199,386)
		(344,760)

Miscellaneous Manufacturing (1.43)%
Acushnet Holdings Corp.	(7,828)	(155,542)
GenMark Diagnostics, Inc.	(27,077)	(120,492)
Mattel, Inc.	(10,605)	(193,542)
Nevro Corp.	(1,950)	(145,899)
NuVasive, Inc.	(3,510)	(202,492)
WR Grace & Co.	(2,302)	(168,760)
		(986,727)

Miscellaneous Store Retailers (0.23)%
Party City Holdco, Inc.	(11,350)	(157,765)

Motion Picture and Sound Recording Industries (0.16)%
Cinemark Holdings, Inc.	(3,008)	(108,619)

Oil and Gas Extraction (1.05)%
Bonanza Creek Energy, Inc.	(3,915)	(108,720)
Extraction Oil & Gas, Inc.	(9,937)	(149,651)
Jagged Peak Energy, Inc.	(8,893)	(134,996)
MRC Global, Inc.	(12,030)	(188,991)
NOW, Inc.	(13,525)	(139,578)
		(721,936)

Other Information Services (0.23)%
Box, Inc. – Class A	(7,557)	(158,924)

Pipeline Transportation (0.76)%
New Jersey Resources Corp.	(6,287)	(280,400)
South Jersey Industries, Inc.	(7,125)	(241,253)
		(521,653)

Primary Metal Manufacturing (0.27)%
Insteel Industries, Inc.	(6,770)	(186,514)

Printing and Related Support Activities (0.19)%
Centennial Resource Development, Inc. – Class A	(6,365)	(129,146)

Professional, Scientific, and Technical Services (2.76)%
Biohaven Pharmaceutical Holding Co. Ltd. (a)	(2,905)	(67,193)
Diebold Nixdorf, Inc.	(9,788)	(187,930)
Huron Consulting Group, Inc.	(4,760)	(194,684)
Instructure, Inc.	(6,341)	(220,350)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Securities Sold Short (Continued)

November 30, 2017

	Shares	Value

Professional, Scientific, and Technical Services (2.76)% (Continued)
Intra-Cellular Therapies, Inc.	(4,401)	$(68,216)
Liberty Media Corp-Liberty Formula One – Class A	(2,516)	(87,532)
Monotype Imaging Holdings, Inc.	(9,125)	(229,950)
MuleSoft, Inc. – Class A	(7,028)	(161,293)
Nutanix, Inc. – Class A	(8,495)	(278,635)
Shake Shack, Inc. – Class A	(4,860)	(199,745)
VASCO Data Security International, Inc.	(15,395)	(206,293)
		(1,901,821)

Publishing Industries (except Internet) (1.46)%
Cornerstone OnDemand, Inc.	(4,972)	(183,815)
Evolent Health, Inc. – Class A	(11,200)	(143,920)
MicroStrategy, Inc. – Class A	(1,470)	(201,037)
PROS Holdings, Inc.	(7,845)	(196,831)
Scholastic Corp.	(2,403)	(98,811)
Twilio, Inc. – Class A	(6,799)	(181,261)
		(1,005,675)

Real Estate (0.26)%
St. Joe Co.	(9,520)	(178,976)

Rental and Leasing Services (0.18)%
Hertz Global Holdings, Inc.	(6,706)	(127,079)

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities (1.08)%
Camping World Holdings, Inc. – Class A	(3,166)	(146,776)
Financial Engines, Inc.	(3,843)	(107,220)
Nexeo Solutions, Inc.	(22,125)	(175,451)
PJT Partners, Inc. – Class A	(3,593)	(152,810)
WisdomTree Investments, Inc.	(14,245)	(163,818)
		(746,075)

Support Activities for Mining (0.41)%
C&J Energy Services, Inc.	(4,400)	(137,544)
Patterson-UTI Energy, Inc.	(6,815)	(147,136)
		(284,680)

Telecommunications (0.63)%
8x8, Inc.	(16,158)	(227,828)
Consolidated Communications Holdings, Inc.	(6,065)	(85,759)
ORBCOMM, Inc.	(11,280)	(121,373)
		(434,960)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Securities Sold Short (Continued)

November 30, 2017

	Shares	Value

Transportation Equipment Manufacturing (1.00)%
American Railcar Industries, Inc.	(4,537)	$(183,839)
Astec Industries, Inc.	(3,500)	(193,795)
Standard Motor Products, Inc.	(3,715)	(167,955)
Wesco Aircraft Holdings, Inc.	(19,335)	(143,079)
		(688,668)

Utilities (0.80)%
Chesapeake Utilities Corp.	(3,152)	(269,654)
Connecticut Water Service, Inc.	(4,451)	(281,792)
		(551,446)

Waste Management and Remediation Services (0.49)%
Covanta Holding Corp.	(11,806)	(179,451)
US Ecology, Inc.	(3,015)	(155,122)
		(334,573)

Water Transportation (0.33)%
International Seaways, Inc. (a)	(6,205)	(105,423)
Scorpio Bulkers, Inc. (a)	(16,545)	(119,124)
		(224,547)
TOTAL COMMON STOCKS (Proceeds $26,445,026)		(27,130,943)

REAL ESTATE INVESTMENT TRUSTS (2.95)%
Acadia Realty Trust	(6,352)	(178,047)
Education Realty Trust, Inc.	(4,756)	(173,927)
Government Properties Income Trust	(9,896)	(184,560)
Independence Realty Trust, Inc.	(17,769)	(183,554)
Ladder Capital Corp. – Class A	(9,488)	(129,511)
Life Storage, Inc.	(2,439)	(219,047)
Physicians Realty Trust	(10,585)	(189,154)
Sabra Health Care REIT, Inc.	(8,672)	(166,849)
Uniti Group, Inc.	(13,330)	(214,613)
Washington Real Estate Investment Trust	(6,456)	(208,658)
Weingarten Realty Investors	(5,691)	(187,518)
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Proceeds $2,199,253)		(2,035,438)
TOTAL SECURITIES SOLD SHORT (Proceeds $28,644,279)		$(29,166,381)

(a)	Foreign issued security.
Abbreviations:
Ltd.	Limited Liability Company.
PLC	Publicly Traded Company.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Investments

November 30, 2017

	Shares	Value

COMMON STOCKS* 101.85%

Accommodation 0.89%
Penn National Gaming, Inc. (a)	6,994	$201,147

Administrative and Support Services 2.50%
Alliance Data Systems Corp.	788	188,545
ManpowerGroup, Inc.	1,495	192,706
TriNet Group, Inc. (a)	4,107	183,829
		565,080

Air Transportation 0.87%
Copa Holdings SA – Class A (b)	1,459	195,783

Amusement, Gambling, and Recreation Industries 0.84%
Las Vegas Sands Corp.	2,766	191,656

Beverage and Tobacco Product Manufacturing 0.86%
National Beverage Corp.	1,791	195,434

Broadcasting (except Internet) 2.65%
AMC Networks, Inc. – Class A (a)	3,190	164,413
Comcast Corp. – Class A	4,275	160,483
Liberty Interactive Corp. – Class A (a)	5,082	124,001
Sinclair Broadcast Group, Inc. – Class A	4,383	149,241
		598,138

Building Material and Garden Equipment 1.83%
Home Depot, Inc.	1,200	215,784
Lowe’s Companies, Inc.	2,391	199,338
		415,122

Chemical Manufacturing 6.97%
AbbVie, Inc.	2,319	224,758
Bioverativ, Inc. (a)	3,770	188,575
Emergent BioSolutions, Inc. (a)	4,811	211,347
Gilead Sciences, Inc.	2,593	193,905
Huntsman Corp.	5,926	189,395
Myriad Genetics, Inc. (a)	5,310	183,885
Vertex Pharmaceuticals, Inc. (a)	1,356	195,657
Westlake Chemical Corp.	1,903	186,361
		1,573,883

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Computer and Electronic Product Manufacturing 6.47%
Apple, Inc.	1,156	$198,659
Applied Materials, Inc.	3,559	187,808
Cisco Systems, Inc.	5,173	192,953
Jabil, Inc.	6,822	196,815
Lam Research Corp.	841	161,750
Micron Technology, Inc. (a)	4,426	187,618
NetApp, Inc.	3,479	196,598
ON Semiconductor Corp. (a)	7,074	142,046
		1,464,247

Construction of Buildings 2.43%
KB Home	6,128	192,175
PulteGroup, Inc.	5,042	172,083
Toll Brothers, Inc.	3,685	185,466
		549,724

Credit Intermediation and Related Activities 9.34%
Ameriprise Financial, Inc.	1,021	166,658
Bank of America Corp.	7,020	197,753
Capital One Financial Corp.	2,049	188,508
CIT Group, Inc.	3,815	190,140
Citigroup, Inc.	2,704	204,152
Fifth Third Bancorp.	6,600	201,366
JPMorgan Chase & Co.	1,963	205,172
Nationstar Mortgage Holdings, Inc. (a)(c)	10,576	191,108
Regions Financial Corp.	11,679	193,755
Santander Consumer USA Holdings, Inc.	10,478	180,641
Wells Fargo & Co.	3,429	193,636
		2,112,889

Electrical Equipment, Appliance, and
Component Manufacturing 0.85%
Generac Holdings, Inc. (a)	3,915	192,501

Fabricated Metal Product Manufacturing 1.68%
Mueller Industries, Inc.	5,189	188,880
Rexnord Corp. (a)	7,690	191,634
		380,514

Food Manufacturing 2.25%
Archer-Daniels-Midland Co.	3,814	152,102
Pilgrim’s Pride Corp. (a)	5,208	190,978

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Food Manufacturing 2.25% (Continued)
Sanderson Farms, Inc.	980	$166,296
		509,376

Food Services and Drinking Places 0.84%
Hyatt Hotels Corp. – Class A (a)	2,635	190,669

General Merchandise Stores 0.48%
Wal-Mart Stores, Inc.	1,112	108,120

Health and Personal Care Stores 2.34%
CVS Health Corp.	1,246	95,444
Express Scripts Holding Co. (a)	3,264	212,748
McKesson Corp.	1,487	219,688
		527,880

Heavy and Civil Engineering Construction 0.84%
KBR, Inc.	10,100	189,375

Insurance Carriers and Related Activities 8.36%
Athene Holding, Ltd. – Class A (a)(b)	3,639	174,927
Centene Corp. (a)	1,852	189,071
CNO Financial Group, Inc.	8,339	210,226
Humana, Inc.	781	203,732
Lincoln National Corp.	2,487	190,380
MGIC Investment Corp. (a)	13,150	192,253
Molina Healthcare, Inc. (a)	1,202	94,044
Torchmark Corp.	2,080	184,808
UnitedHealth Group, Inc.	935	213,339
WellCare Health Plans, Inc. (a)	1,123	239,187
		1,891,967

Leather and Allied Product Manufacturing 0.80%
Deckers Outdoor Corp. (a)	2,420	180,847

Machinery Manufacturing 1.70%
Caterpillar, Inc.	1,380	194,787
Cummins, Inc.	1,129	188,995
		383,782

Management of Companies and Enterprises 0.91%
American Equity Investment Life Holding Co.	6,503	206,340

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Merchant Wholesalers, Durable Goods 0.87%
Builders FirstSource, Inc. (a)	9,691	$197,696

Merchant Wholesalers, Nondurable Goods 1.36%
Ingevity Corp. (a)	2,330	185,445
Nu Skin Enterprises, Inc. – Class A	1,802	122,374
		307,819

Mining (except Oil and Gas) 0.76%
Freeport-McMoRan, Inc. – Class B (a)	12,320	171,494

Miscellaneous Manufacturing 0.54%
Estee Lauder Companies, Inc. – Class A	980	122,333

Motion Picture and Sound Recording Industries 0.75%
Netflix, Inc. (a)	899	168,634

Nonmetallic Mineral Product Manufacturing 0.82%
Owens-Illinois, Inc. (a)	7,653	185,356

Nonstore Retailers 1.04%
Amazon.com, Inc. (a)	200	235,350

Oil and Gas Extraction 0.89%
Pattern Energy Group, Inc. – Class A	8,951	201,756

Other Information Services 1.58%
Alphabet, Inc. – Class C (a)	168	171,597
Facebook, Inc. – Class A (a)	1,050	186,039
		357,636

Performing Arts, Spectator Sports, and Related Industries 0.83%
Live Nation Entertainment, Inc. (a)	4,127	187,283

Personal and Laundry Services 0.65%
Weight Watchers International, Inc. (a)(c)	3,321	146,356

Petroleum and Coal Products Manufacturing 6.01%
Chevron Corp.	1,596	189,908
CVR Energy, Inc. (c)	6,442	210,331
Exxon Mobil Corp. (c)	2,341	194,982
HollyFrontier Corp.	3,975	176,808
Marathon Petroleum Corp.	3,150	197,285
PBF Energy, Inc. – Class A (c)	5,614	181,725

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Petroleum and Coal Products Manufacturing 6.01% (Continued)
Valero Energy Corp.	2,410	$206,344
		1,357,383

Primary Metal Manufacturing 0.81%
Alcoa Corp. (a)	4,430	183,889

Professional, Scientific, and Technical Services 6.03%
Amgen, Inc.	1,243	218,345
Aspen Technology, Inc. (a)	2,630	176,000
Cadence Design System, Inc. (a)	4,260	187,057
F5 Networks, Inc. (a)	1,420	190,564
Insperity, Inc.	1,660	195,714
MAXIMUS, Inc.	2,990	206,549
VMware, Inc. – Class A (a)(c)	1,587	190,615
		1,364,844

Publishing Industries (except Internet) 3.64%
Citrix Systems, Inc. (a)	2,016	176,662
Cogent Communications Holdings, Inc.	2,132	99,884
Fortinet, Inc. (a)	4,690	197,261
Microsoft Corp.	2,074	174,569
Oracle Corp.	3,640	178,578
		826,954

Rail Transportation 0.82%
Union Pacific Corp.	1,475	186,588

Real Estate 2.49%
CBRE Group, Inc. – Class A (a)	4,860	210,730
Jones Lang LaSalle, Inc.	1,225	186,800
Realogy Holdings Corp.	5,945	165,925
		563,455

Rental and Leasing Services 1.63%
Synchrony Financial	4,724	169,544
Triton International Ltd. – Class A (b)	5,030	199,037
		368,581

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities 2.32%
Legg Mason, Inc.	4,109	164,196
Morgan Stanley	3,435	177,280

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities 2.32% (Continued)
Travelport Worldwide Ltd. (b)	13,712	$183,604
		525,080

Support Activities for Mining 0.95%
MDU Resources Group, Inc.	7,713	215,578

Support Activities for Transportation 0.90%
XPO Logistics, Inc. (a)	2,553	201,763

Telecommunications 0.42%
AT&T, Inc.	2,594	94,370

Transportation Equipment Manufacturing 4.79%
Allison Transmission Holdings, Inc.	4,700	192,888
Boeing Co.	722	199,850
Dana, Inc.	4,909	162,193
Lear Corp.	889	160,811
Meritor, Inc. (a)	6,970	174,111
Oshkosh Corp.	2,157	194,216
		1,084,069

Utilities 2.66%
CenterPoint Energy, Inc.	7,020	210,670
National Fuel Gas Co.	3,303	194,216
PNM Resources, Inc.	4,331	197,061
		601,947

Water Transportation 0.79%
Royal Caribbean Cruises Ltd. (b)	1,450	179,626

Wood Product Manufacturing 0.80%
Louisiana-Pacific Corp. (a)	6,587	181,867
TOTAL COMMON STOCKS (Cost $19,984,092)		23,042,181

REAL ESTATE INVESTMENT TRUSTS* 6.57%
American Tower Corp.	1,271	182,935
First Industrial Realty Trust, Inc.	5,970	194,323
Granite Point Mortgage Trust, Inc.	1	11
Mack-Cali Realty Corp.	6,659	147,363
Park Hotels & Resorts, Inc.	6,340	185,128
Potlatch Corp.	3,706	191,230
The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Investments (Continued)

November 30, 2017

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS* 6.57% (Continued)
Prologis, Inc.	2,935	$194,385
PS Business Parks, Inc.	1,359	180,149
Xenia Hotels & Resorts, Inc.	9,549	209,983
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,423,694)		1,485,507

SHORT-TERM INVESTMENTS 1.30%
Fidelity Institutional Money Market Funds –
Government Portfolio – Class I, 0.970% (c)(d)	294,823	294,823
TOTAL SHORT-TERM INVESTMENTS (Cost $294,823)		294,823
Total Investments (Cost $21,702,609) 109.72%		24,822,511
Liabilities in Excess of Other Assets (9.72)%		(2,198,217)
TOTAL NET ASSETS 100.00%		$22,624,294

Percentages are stated as a percent of net assets.

*	Unless otherwise noted, all or a portion of these securities, totaling $22,349,678, are pledged as collateral for securities sold short.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	This security is not pledged as collateral for securities sold short.
(d)	Seven day yield as of November 30, 2017.

Abbreviations:
Ltd.	Limited Liability Company.
SA	Generally designates a type of corporation in various countries, mostly those employing a civil law legal system.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Securities Sold Short

November 30, 2017

	Shares	Value

SECURITIES SOLD SHORT (84.92)%

COMMON STOCKS (77.72)%

Accommodation (0.49)%
Red Rock Resorts, Inc. – Class A	(3,560)	$(109,826)

Administrative and Support Services (2.54)%
Equifax, Inc.	(1,020)	(116,402)
Gartner, Inc.	(956)	(115,571)
IHS Markit Ltd. (a)	(2,601)	(116,057)
TripAdvisor, Inc.	(3,173)	(109,849)
WageWorks, Inc.	(1,848)	(118,549)
		(576,428)

Air Transportation (0.44)%
Spirit Airlines, Inc.	(2,326)	(99,157)

Ambulatory Health Care Services (1.62)%
Envision Healthcare Corp.	(4,017)	(128,262)
Loxo Oncology, Inc.	(930)	(71,378)
MEDNAX, Inc.	(2,050)	(102,070)
Spark Therapeutics, Inc.	(878)	(64,296)
		(366,006)

Apparel Manufacturing (0.46)%
Under Armour, Inc. – Class C	(8,800)	(104,984)

Broadcasting (except Internet) (1.08)%
Charter Communications, Inc. – Class A	(357)	(116,457)
DISH Network Corp. – Class A	(2,535)	(128,398)
		(244,855)

Building Material and Garden Equipment (0.63)%
MSC Industrial Direct Company, Inc. – Class A	(1,572)	(141,590)

Chemical Manufacturing (4.87)%
ACADIA Pharmaceuticals, Inc.	(2,359)	(71,360)
Aerie Pharmaceuticals, Inc.	(1,380)	(88,664)
Ashland Global Holdings, Inc.	(1,980)	(146,480)
Avexis, Inc.	(680)	(64,471)
Blueprint Medicines Corp.	(890)	(66,803)
Clovis Oncology, Inc.	(900)	(56,583)
Coty, Inc. – Class A	(5,546)	(95,558)
Medicines Co.	(2,340)	(67,860)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Securities Sold Short (Continued)

November 30, 2017

	Shares	Value

Chemical Manufacturing (4.87)% (Continued)
Prothena Corp. PLC (a)	(1,530)	$(71,130)
Sage Therapeutics, Inc.	(670)	(61,915)
Sarepta Therapeutics, Inc.	(1,698)	(94,527)
Seattle Genetics, Inc.	(1,060)	(64,586)
TESARO, Inc.	(896)	(75,802)
Ultragenyx Pharmaceutical, Inc.	(1,470)	(74,220)
		(1,099,959)

Clothing and Clothing Accessories Stores (0.50)%
Foot Locker, Inc.	(2,648)	(113,440)

Computer and Electronic Product Manufacturing (6.48)%
Advanced Micro Devices, Inc.	(10,028)	(109,205)
Analog Devices, Inc.	(1,150)	(99,027)
Ciena Corp.	(4,971)	(108,119)
Cubic Corp.	(2,084)	(129,104)
DexCom, Inc.	(1,950)	(113,939)
Hologic, Inc.	(3,145)	(131,209)
Infinera Corp.	(15,173)	(109,853)
Inphi Corp.	(2,330)	(95,693)
Johnson Controls International PLC (a)	(3,017)	(113,560)
LivaNova PLC (a)	(1,280)	(111,590)
Lumentum Holdings, Inc.	(2,040)	(110,262)
MACOM Technology Solutions Holdings, Inc.	(3,440)	(112,110)
MaxLinear, Inc.	(4,580)	(120,957)
		(1,464,628)

Construction of Buildings (0.97)%
Dycom Industries, Inc.	(1,060)	(113,812)
Taylor Morrison Home Corp. – Class A	(4,370)	(105,579)
		(219,391)

Credit Intermediation and Related Activities (5.93)%
Flagstar Bancorp, Inc.	(3,240)	(123,152)
FNB Corp.	(9,250)	(131,257)
Home BancShares, Inc.	(5,240)	(124,712)
IBERIABANK Corp.	(1,610)	(125,178)
Independent Bank Group, Inc.	(1,890)	(130,220)
LendingClub Corp.	(25,459)	(111,256)
Pinnacle Financial Partners, Inc.	(1,610)	(110,527)
Signature Bank	(910)	(124,925)
SLM Corp.	(9,536)	(110,332)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Securities Sold Short (Continued)

November 30, 2017

	Shares	Value

Credit Intermediation and Related Activities (5.93)% (Continued)
Sterling Bancorp	(4,860)	$(123,201)
Texas Capital Bancshares, Inc.	(1,393)	(125,857)
		(1,340,617)
Data Processing, Hosting and Related Services (1.13)%
Acxiom Corp.	(4,560)	(124,260)
WEX, Inc.	(1,012)	(130,264)
		(254,524)

Electrical Equipment, Appliance, and
Component Manufacturing (0.41)%
Spectrum Brands Holdings, Inc.	(798)	(91,674)

Fabricated Metal Product Manufacturing (1.10)%
Axalta Coating Systems Ltd. (a)	(3,867)	(122,429)
Mueller Water Products, Inc. – Class A	(10,230)	(127,773)
		(250,202)

Food Manufacturing (2.44)%
B&G Foods, Inc.	(2,724)	(105,419)
Blue Buffalo Pet Products, Inc.	(3,577)	(109,850)
Kraft Heinz Co.	(1,519)	(123,601)
Pinnacle Foods, Inc.	(1,750)	(101,903)
TreeHouse Foods, Inc.	(2,400)	(110,447)
		(551,220)

Food Services and Drinking Places (3.01)%
Casey’s General Stores, Inc.	(627)	(75,710)
Cheesecake Factory, Inc.	(2,550)	(125,053)
Chipotle Mexican Grill, Inc.	(390)	(118,712)
Domino’s Pizza, Inc.	(670)	(124,727)
Dunkin’ Brands Group, Inc.	(1,950)	(116,415)
Yum! Brands, Inc.	(1,473)	(122,951)
		(683,568)

Furniture and Home Furnishings Stores (0.60)%
Bed Bath & Beyond, Inc.	(6,080)	(136,131)

General Merchandise Stores (0.85)%
Macy’s, Inc.	(4,830)	(114,954)
PriceSmart, Inc.	(890)	(76,095)
		(191,049)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Securities Sold Short (Continued)

November 30, 2017

	Shares	Value

Health and Personal Care Stores (0.55)%
Ulta Beauty, Inc.	(563)	$(124,823)

Insurance Carriers and Related Activities (3.32)%
American International Group, Inc.	(1,920)	(115,123)
AmTrust Financial Services, Inc.	(13,101)	(126,294)
Brighthouse Financial, Inc.	(2,150)	(126,399)
Chubb Ltd. (a)	(840)	(127,772)
RLI Corp.	(2,120)	(126,628)
Willis Towers Watson PLC (a)	(800)	(128,640)
		(750,856)

Machinery Manufacturing (2.28)%
Flowserve Corp.	(3,080)	(131,146)
General Electric Co.	(6,910)	(126,384)
IMAX Corp. (a)	(5,045)	(128,143)
Middleby Corp.	(1,020)	(130,070)
		(515,743)

Management of Companies and Enterprises (1.06)%
ServisFirst Bancshares, Inc.	(2,980)	(125,130)
Simmons First National Corp. – Class A	(2,000)	(115,800)
		(240,930)

Merchant Wholesalers, Durable Goods (2.25)%
Avnet, Inc.	(2,645)	(109,529)
GCP Applied Technologies, Inc.	(3,890)	(127,398)
WESCO International, Inc.	(2,080)	(136,344)
Zendesk, Inc.	(4,063)	(136,557)
		(509,828)

Merchant Wholesalers, Nondurable Goods (0.30)%
Global Blood Therapeutics, Inc.	(1,720)	(67,854)

Mining (except Oil and Gas) (1.60)%
Martin Marietta Materials, Inc.	(580)	(120,866)
Summit Materials, Inc. – Class A	(3,580)	(110,121)
Vulcan Materials Co.	(1,039)	(130,550)
		(361,537)

Miscellaneous Manufacturing (2.56)%
DENTSPLY SIRONA, Inc.	(2,020)	(135,360)
Mattel, Inc.	(5,900)	(107,675)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Securities Sold Short (Continued)

November 30, 2017

	Shares	Value

Miscellaneous Manufacturing (2.56)% (Continued)
Nevro Corp.	(1,170)	$(87,539)
NuVasive, Inc.	(2,050)	(118,265)
Penumbra, Inc.	(1,236)	(130,151)
		(578,990)

Motion Picture and Sound Recording Industries (0.66)%
Regal Entertainment Group – Class A	(7,390)	(149,352)

Motor Vehicle and Parts Dealers (0.65)%
Advance Auto Parts, Inc.	(1,473)	(148,773)

Nonmetallic Mineral Product Manufacturing (0.61)%
USG Corp.	(3,659)	(139,079)

Nonstore Retailers (0.61)%
WW Grainger, Inc.	(619)	(136,991)

Oil and Gas Extraction (2.81)%
Callon Petroleum Co.	(10,672)	(117,819)
Extraction Oil & Gas, Inc.	(7,939)	(119,561)
Jagged Peak Energy, Inc.	(9,110)	(138,291)
Parsley Energy, Inc. – Class A	(4,727)	(126,967)
RSP Permian, Inc.	(3,680)	(135,167)
		(637,805)

Petroleum and Coal Products Manufacturing (0.56)%
Valvoline, Inc.	(5,175)	(127,616)

Pipeline Transportation (0.51)%
South Jersey Industries, Inc.	(3,430)	(116,140)

Plastics and Rubber Products Manufacturing (1.60)%
Cooper Tire & Rubber Co.	(3,385)	(124,399)
Newell Brands, Inc.	(3,515)	(108,860)
Sealed Air Corp.	(2,679)	(128,726)
		(361,985)

Primary Metal Manufacturing (0.44)%
Finisar Corp.	(4,942)	(98,889)

Printing and Related Support Activities (0.46)%
Centennial Resource Development, Inc. – Class A	(5,100)	(103,479)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Securities Sold Short (Continued)

November 30, 2017

	Shares	Value

Professional, Scientific, and Technical Services (2.69)%
2U, Inc.	(1,940)	$(124,354)
Diebold Nixdorf, Inc.	(5,537)	(106,310)
Macquarie Infrastructure Corp.	(1,911)	(127,617)
MuleSoft, Inc. – Class A	(5,490)	(125,995)
Nutanix, Inc. – Class A	(3,810)	(124,968)
		(609,244)

Publishing Industries (except Internet) (3.33)%
Akamai Technologies, Inc.	(2,325)	(129,689)
Coupa Software, Inc.	(3,580)	(126,839)
Manhattan Associates, Inc.	(2,744)	(121,696)
TiVo Corp.	(6,760)	(120,328)
Twilio, Inc. – Class A	(4,730)	(126,102)
Ultimate Software Group, Inc.	(602)	(127,040)
		(751,694)

Rental and Leasing Services (0.47)%
AMERCO	(287)	(106,382)

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities (3.88)%
Charles Schwab Corp.	(2,494)	(121,682)
CommScope Holding Company, Inc.	(3,000)	(107,970)
Financial Engines, Inc.	(4,141)	(115,534)
INC Research Holdings, Inc. – Class A	(1,860)	(71,238)
Interactive Brokers Group, Inc. – Class A	(1,692)	(96,546)
MarketAxess Holdings, Inc.	(589)	(115,014)
TD Ameritrade Holding Corp.	(2,448)	(125,264)
Vantiv, Inc. – Class A	(1,640)	(123,000)
		(876,248)

Support Activities for Mining (1.09)%
Patterson-UTI Energy, Inc.	(5,011)	(108,187)
SemGroup Corp. – Class A	(5,707)	(136,968)
		(245,155)

Telecommunications (0.68)%
CenturyLink, Inc.	(5,423)	(79,122)
Zayo Group Holdings, Inc.	(2,097)	(74,108)
		(153,230)

Transportation Equipment Manufacturing (2.16)%
Brunswick Corp.	(1,928)	(106,715)
Tesla, Inc.	(420)	(129,717)
TransDigm Group, Inc.	(467)	(132,530)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Schedule of Securities Sold Short (Continued)

November 30, 2017

	Shares	Value

Transportation Equipment Manufacturing (2.16)% (Continued)
Wabtec Corp.	(1,570)	$(120,733)
		(489,695)

Truck Transportation (0.50)%
Knight-Swift Transportation Holdings, Inc. – Class A	(2,670)	(113,956)

Utilities (3.48)%
Aqua America, Inc.	(3,595)	(136,574)
Cheniere Energy, Inc.	(2,395)	(115,726)
Dominion Energy, Inc.	(1,550)	(130,402)
Duke Energy Corp.	(1,520)	(135,554)
Entergy Corp.	(1,570)	(135,773)
Public Service Enterprise Group, Inc.	(2,526)	(134,030)
		(788,059)

Waste Management and Remediation Services (0.48)%
Stericycle, Inc.	(1,640)	(108,748)

Wood Product Manufacturing (0.58)%
Masonite International Corp. (a)	(1,770)	(130,361)
TOTAL COMMON STOCKS (Proceeds $17,199,682)		(17,582,691)

REAL ESTATE INVESTMENT TRUSTS (7.20)%
Acadia Realty Trust	(4,151)	(116,353)
American Campus Communities, Inc.	(2,452)	(103,916)
Boston Properties, Inc.	(964)	(120,866)
Colony NorthStar, Inc. – Class A	(9,641)	(117,524)
Crown Castle International Corp.	(1,082)	(122,266)
Government Properties Income Trust	(7,447)	(138,887)
HCP, Inc.	(3,601)	(95,210)
Healthcare Trust of America, Inc. – Class A	(1,577)	(48,240)
Kilroy Realty Corp.	(1,906)	(143,674)
Macerich Co.	(2,223)	(143,939)
Regency Centers Corp.	(2,092)	(141,859)
Sabra Health Care REIT, Inc.	(5,408)	(104,050)
Taubman Centers, Inc.	(1,683)	(98,775)
Uniti Group, Inc.	(8,300)	(133,630)
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Proceeds $1,675,234)		(1,629,189)
TOTAL SECURITIES SOLD SHORT (Proceeds $18,874,916)		$(19,211,880)

Abbreviations:
Ltd.	Limited Liability Company.
PLC	Public Limited Company.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE FUNDS

Statements of Assets and Liabilities

November 30, 2017

	Core Plus	Opportunities	Market
	Fund	Fund	Neutral Fund
Assets
Investments, at value (cost $145,257,288,
$83,789,335 and $21,702,609, respectively)(1)	$177,832,211	$98,518,016	$24,822,511
Receivable for investments sold	—	706,972	10,356,047
Deposit for short sales at broker	8,192,843	1,615,866	16,456,578
Dividends and interest receivable	302,653	70,474	37,385
Receivable for Fund shares sold	—	5,000	—
Receivable for securities lending	2,036	10,098	151
Receivable from Broker	—	—	981
Other assets	14,600	14,261	6,520
Total Assets	186,344,343	100,940,687	51,680,173

Liabilities
Securities sold short, at value
(proceeds $54,933,581, $28,644,279 and
$18,874,916, respectively)	55,026,775	29,166,381	19,211,880
Payable for Fund shares redeemed	48,505	46,106	861
Payable for investments purchased	—	—	9,755,205
Dividends payable on short positions	72,753	13,818	24,802
Payable to broker for interest expense	17,148	10,214	—
Payable for collateral on
securities loaned (Note 11)	2,438,410	2,703,559	—
Payable to Adviser	103,240	56,041	11,822
Payable to affiliates	42,757	27,097	27,699
Accrued expenses and other liabilities	29,481	29,086	23,610
Total Liabilities	57,779,069	32,052,302	29,055,879
Net Assets	$128,565,274	$68,888,385	$22,624,294

Net Assets Consist Of:
Paid-in capital	$80,013,267	$47,017,687	$20,864,885
Accumulated undistributed
net investment income	219,039	—	—
Accumulated net realized gain (loss)	15,851,239	7,664,119	(1,023,529)
Net unrealized appreciation (depreciation) on
Investments	32,574,923	14,728,681	3,119,902
Securities sold short	(93,194)	(522,102)	(336,964)
Net Assets	$128,565,274	$68,888,385	$22,624,294
(1) Includes loaned securities of	$2,444,718	$2,673,711	$0

Institutional Class Shares
Net Assets	$128,565,274	$68,888,385	$22,624,294
Shares of beneficial interest outstanding
(unlimited number of shares authorized,
$0.001 par value)	6,112,553	5,012,351	2,105,574
Net asset value, redemption price
and offering price per share	$21.03	$13.74	$10.74

The accompanying notes are an integral part of these financial statements.

CONVERGENCE FUNDS

Statements of Operations

For the Year Ended November 30, 2017

	Core Plus	Opportunities	Market
	Fund	Fund	Neutral Fund
Investment Income
Dividend income(1)	$2,898,310	$1,167,827	$380,223
Interest income	13,279	4,624	19,050
Securities lending income	38,449	56,556	4,334
Total Investment Income	2,950,038	1,229,007	403,607

Expenses
Management fees	1,276,160	715,828	210,913
Interest and broker expenses	529,412	400,732	—
Dividends on short positions	521,384	321,643	205,115
Administration fees	159,384	93,403	82,095
Transfer agent fees and expenses	59,154	33,741	14,112
Federal and state registration fees	30,992	12,762	18,782
Custody fees	19,992	20,359	11,709
Audit and tax fees	19,501	19,501	19,495
Legal fees	17,490	14,836	10,169
Fund accounting fees	15,066	13,070	12,118
Reports to shareholders	11,948	10,272	1,416
Chief Compliance Officer fees	9,967	9,800	9,800
Trustees’ fees	6,684	6,670	6,291
Distribution and service fees –
Investment Class(2)	3,273	—	—
Other expenses	10,079	8,405	4,923
Total Expenses	2,690,486	1,681,022	606,938
Expense waiver by Adviser (Note 4)	—	—	(85,383)
Net Expenses	2,690,486	1,681,022	521,555
Net Investment Income (Loss)	259,552	(452,015)	(117,948)

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	26,250,576	17,615,411	3,044,937
Short transactions	(5,198,534)	(4,479,068)	(3,506,777)
Change in net unrealized
appreciation (depreciation) on:
Investments	2,548,707	(2,023,861)	907,635
Short transactions	(1,960,431)	(110,460)	595,967
Realized and Unrealized
Gain on Investments	21,640,318	11,002,022	1,041,762

Net Increase in Net Assets from Operations	$21,899,870	$10,550,007	$923,814

(1)	Net of $366, $1,045, and $52 in dividend withholding tax for the Core Plus Fund, Opportunities Fund and Market Neutral Fund, respectively.
(2)	The Investment Class of the Core Plus Fund converted to Institutional Class shares on March 27, 2017. See Note 1 to the financial statements.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
From Operations
Net investment income	$259,552	$1,043,403
Net realized gain (loss) from:
Investments	26,250,576	5,128,110
Short transactions	(5,198,534)	9,162,554
Change in net unrealized
appreciation (depreciation) on:
Investments	2,548,707	(5,321,490)
Short transactions	(1,960,431)	(7,812,963)
Net increase in net assets from operations	21,899,870	2,199,614

From Distributions
Net investment income – Institutional Class	(1,185,521)	(825,056)
Net investment income – Investment Class(1)	(24,153)	(13,170)
Net realized gain on investments –
Institutional Class	(4,226,829)	(13,520,585)
Net realized gain on investments –
Investment Class(1)	(139,053)	(598,326)
Net decrease in net assets resulting
from distributions paid	(5,575,556)	(14,957,137)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	14,370,696	20,865,722
Proceeds from shares sold – Investment Class(1)	91,813	1,123,654
Proceeds from exchange of Investment Class(1)	3,788,824	—
Net asset value of shares issued in reinvestment of
distributions to shareholders – Institutional Class	4,037,834	11,864,999
Net asset value of shares issued in reinvestment of
distributions to shareholders – Investment Class(1)	154,592	608,921
Payments for shares redeemed – Institutional Class	(35,807,761)	(120,637,738)
Payments for shares redeemed –
Investment Class(1)	(660,570)	(6,701,237)
Payments for exchange to Institutional Class	(3,788,824)	—‚
Net decrease in net assets from capital
share transactions	(17,813,396)	(92,875,679)

Total Decrease In Net Assets	(1,489,082)	(105,633,202)

Net Assets
Beginning of year	130,054,356	235,687,558
End of year	$128,565,274	$130,054,356

Accumulated Undistributed
Net Investment Income	$219,039	$1,083,095
(1)	The Investment Class shares converted to Institutional Class shares on March 27, 2017. See Note 1 to the financial statements.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
From Operations
Net investment income (loss)	$(452,015)	$88,714
Net realized gain (loss) from:
Investments	17,615,411	(488,537)
Short transactions	(4,479,068)	(804,338)
Change in net unrealized
appreciation (depreciation) on:
Investments	(2,023,861)	9,496,090
Short transactions	(110,460)	(2,582,696)
Net increase in net assets from operations	10,550,007	5,709,233

From Distributions
Net realized gain on investments –
Institutional Class	—	(785,835)
Net decrease in net assets resulting
from distributions paid	—	(785,835)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	7,409,537	11,656,066
Net asset value of shares issued in reinvestment of
distributions to shareholders – Institutional Class	—	760,541
Payments for shares redeemed –
Institutional Class	(27,061,203)	(24,885,662)
Net decrease in net assets from capital
share transactions	(19,651,666)	(12,469,055)

Total Decrease In Net Assets	(9,101,659)	(7,545,657)

Net Assets
Beginning of year	77,990,044	85,535,701
End of year	$68,888,385	$77,990,044

Accumulated Undistributed Net Investment Loss	$—	$—

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Statements of Changes in Net Assets

	Year Ended	Period Ended
	November 30, 2017	November 30, 2016(1)
From Operations
Net investment loss	$(117,948)	$(100,682)
Net realized gain (loss) from:
Investments	3,044,937	1,135,708
Short transactions	(3,506,777)	(1,652,937)
Change in net unrealized
appreciation (depreciation) on:
Investments	907,635	2,212,267
Short transactions	595,967	(932,931)
Net increase in net assets from operations	923,814	661,425

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	7,506,103	14,646,195
Proceeds from shares issued from
transfers in-kind – Institutional Class(2)	—	2,495,039
Payments for shares redeemed –
Institutional Class	(2,677,366)	(930,916)
Net increase in net assets from capital
share transactions	4,828,737	16,210,318

Total Increase In Net Assets	5,752,551	16,871,743

Net Assets
Beginning of year	16,871,743	—
End of year	$22,624,294	$16,871,743
Accumulated Undistributed Net Investment Loss	$—	$—

(1)	The Fund commenced operations on January 29, 2016.
(2)	See Note 8 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE FUNDS

Statements of Cash Flows

For the Year Ended November 30, 2017

	Core Plus	Opportunities	Market
	Fund	Fund	Neutral Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net
assets resulting from operations	$21,899,870	$10,550,007	$923,814
Adjustments to reconcile net increase in net
assets from operations to net cash used in
operating activities:
Purchases of investments	(359,117,984)	(255,787,494)	(59,200,659)
Investments purchased with
proceeds from securities lending, net	506,959	(2,172,701)	412,474
Purchases of short-term investments, net	3,132,221	(5,357)	1,536,393
Proceeds from sales of
long-term investments	381,251,412	281,474,466	56,484,547
Return of capital distributions received
from underlying investments	233,280	102,745	(110,600)
Decrease in payable for distribution fees(1)	(9,976)	—	—
(Increase)/Decrease in dividends
and interest receivable	2,227	72,375	(5,083)
Increase in deposits at broker for short sales	(8,165,646)	(837,968)	(5,698,286)
(Increase)/Decrease in receivable
for investment securities sold	2,344,776	(706,972)	(10,356,047)
(Increase)/Decrease in receivable
for securities lending	1,482	(8,841)	194
Increase in receivable from broker	—	—	(981)
(Increase)/Decrease in prepaid expenses
and other assets	4,560	(6,816)	(3,161)
Proceeds from securities sold short	171,821,599	107,777,763	67,993,862
Purchases to cover securities sold short	(165,666,990)	(111,928,665)	(65,097,226)
Increase/(Decrease) in payable
for investment securities purchased	(2,482,194)	—	9,755,205
Increase/(Decrease) in payable for collateral
on securities loaned	(506,959)	2,172,701	(412,474)
Increase/(Decrease) in dividends payable
on short positions	31,953	(1,501)	14,109
Increase/(Decrease) in payable to broker	1,026	323	(2,142)
Increase/(Decrease) in payable to Adviser	2,316	(5,310)	1,681
Decrease in accrued expenses and other
liabilities and expenses payable	(23,656)	(3,108)	(4,151)
Unrealized depreciation/(appreciation)
on investments	(2,548,707)	2,023,861	(907,635)
Unrealized depreciation/(appreciation)
on short transactions	1,960,431	110,460	(595,967)
Net realized gain on investments	(26,250,576)	(17,615,411)	(3,044,937)
Net realized loss on short transactions	5,198,534	4,479,068	3,506,777
Net cash provided/(used)
in operating activities	23,619,958	19,683,625	(4,810,293)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE FUNDS

Statements of Cash Flows (Continued)

For the Year Ended November 30, 2017

	Core Plus	Opportunities	Market
	Fund	Fund	Neutral Fund
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	$14,489,166	$7,425,663	$7,506,103
Proceeds from exchange of Investment Class	3,788,824	—	—
Payment on shares redeemed	(36,725,994)	(27,109,288)	(2,695,810)
Payment for exchange to Institutional Class	(3,788,824)	—	—
Cash distributions paid to shareholders	(1,383,130)	—	—
Net cash provided/(used) by
financing activities	(23,619,958)	(19,683,625)	4,810,293
Net change in cash	$—	$—	$—

CASH:
Beginning Balance	—	—	—
Ending Balance	$—	$—	$—

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	528,386	400,409	2,142
Non-cash financing activities –
distributions reinvested	4,192,426	—	—
Non-cash financing activities –
decrease in receivable for
Fund shares sold	(26,657)	(16,126)	—
Non-cash financing activities –
decrease in payable for
Fund shares redeemed	257,663	48,085	18,444

(1)	The Investment Class shares converted to Institutional Class shares on March 27, 2017. See Note 1 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Financial Highlights – Institutional Class

Net Asset Value, Beginning of Year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gain on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gains
Total distributions paid

Net Asset Value, End of Year

Total Return(2)

Supplemental Data and Ratios:
Net assets at end of year (000’s)
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments(3)
After waiver, expense reimbursement and recoupments(3)
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement and recoupments
After waiver, expense reimbursement and recoupments
Portfolio turnover rate

(1)	Per share net investment income was calculated using the daily average shares outstanding method.
(2)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver, expense reimbursement and recoupments and after waiver, expense reimbursement and recoupments ratios excluding dividends on short positions, interest and broker expenses were 1.28% and 1.28%, 1.31% and 1.31%, 1.26% and 1.26%, 1.24% and 1.24% and 1.28% and 1.31% for the years ended November 30, 2017, November 30, 2016, November 30, 2015, November 30, 2014, and November 30, 2013, respectively.

(4)	Securities redeemed-in-kind were excluded from the computation of the ratio.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Year

Year Ended November 30,
2017	2016	2015	2014	2013
$18.47	$18.63	$18.11	$17.65	$13.97

0.04	0.11	0.04	0.02	0.11
3.32	0.93	0.53	2.02	4.18
3.36	1.04	0.57	2.04	4.29

(0.18)	(0.07)	(0.05)	(0.09)	(0.07)
(0.62)	(1.13)	—	(1.49)	(0.54)
(0.80)	(1.20)	(0.05)	(1.58)	(0.61)

$21.03	$18.47	$18.63	$18.11	$17.65
18.81%	6.04%	3.15%	12.18%	31.90%

$128,565	$125,815	$225,867	$316,621	$276,054

2.11%	2.21%	2.24%	2.24%	2.21%
2.11%	2.21%	2.24%	2.24%	2.23%

0.20%	0.65%	0.24%	0.15%	0.70%
0.20%	0.65%	0.24%	0.15%	0.68%
214.61%	260.81%	251.00%	267.84%	247.67	%(4)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Financial Highlights – Institutional Class

Net Asset Value, Beginning of Period

Income (loss) from investment operations:
Net investment income (loss)(2)
Net realized and unrealized gain on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gains
Total distributions paid

Net Asset Value, End of Period

Total Return(4)(5)

Supplemental Data and Ratios:
Net assets at end of period (000’s)
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(6)(7)
After waiver and expense reimbursement(6)(7)
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(7)
After waiver and expense reimbursement(7)
Portfolio turnover rate(5)

(1)	The Fund commenced operations on November 29, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Amount is less than 0.5 cent per share.
(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Not annualized for periods less than a full year.
(6)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions, interest and broker expenses were 1.34% and 1.34%, 1.36% and 1.36%, 1.34% and 1.34%, and 1.50% and 1.50% for the years ended November 30, 2017, November 30, 2016, November 30, 2015 and November 30, 2014, respectively.

(7)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Period

Year Ended November 30,
2017	2016	2015	2014(1)
$11.82	$11.04	$10.63	$10.00

(0.08)	0.01	(0.11)	(0.10)
2.00	0.87	0.52	0.73
1.92	0.88	0.41	0.63

—	—	—	(0.00	)(3)
—	(0.10)	—	0.00
—	(0.10)	—	—

$13.74	$11.82	$11.04	$10.63

16.24%	8.11%	3.76%	6.34%

$68,888	$77,990	$85,536	$69,026

2.35%	2.57%	2.63%	2.69%
2.35%	2.57%	2.63%	2.69%

(0.63)%	0.12%	(0.99)%	(1.02)%
(0.63)%	0.12%	(0.99)%	(1.02)%
262.18%	316.15%	319.97%	281.92%

The accompanying notes are an integral part of these financial statements.

CONVERGENCE MARKET NEUTRAL FUND

Financial Highlights – Institutional Class

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	November 30,	November 30,
	2017	2016(1)
Net Asset Value, Beginning of Period	$10.30	$10.00

Income from investment operations:
Net investment loss(2)	(0.06)	(0.07)
Net realized and unrealized gain on investments	0.50	0.37
Total from investment operations	0.44	0.30

Net Asset Value, End of Period	$10.74	$10.30

Total Return(3)(4)	4.37%	3.00%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$22,624	$16,872
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(5)(6)	2.88%	4.27%
After waiver and expense reimbursement(5)(6)	2.47%	3.26%
Ratio of net investment loss to average net assets:
Before waiver and expense reimbursement(6)	(0.96)%	(1.92)%
After waiver and expense reimbursement(6)	(0.55)%	(0.91)%
Portfolio turnover rate(4)	262.19%	218.04%

(1)	The Fund commenced operations on January 29, 2016.
(2	)Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized for periods less than a full year.
(5)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions, interest and broker expenses were 1.91% and 1.50%, and 2.51% and 1.50% for the periods ended November 30, 2017 and November 30, 2016, respectively.

(6)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE FUNDS
Notes to Financial Statements
November 30, 2017

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Convergence Core Plus Fund, Convergence Opportunities Fund and Convergence Market Neutral Fund (each, a “Fund” and together the “Funds”) represent distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of the Convergence Core Plus Fund and Convergence Opportunities Fund is long-term capital growth. The investment objective of the Convergence Market Neutral Fund is positive absolute returns.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Convergence Core Plus Fund became effective on December 29, 2009 and commenced operations on December 29, 2009 and January 31, 2013 for the Institutional Class and Investment Class shares, respectively.  Effective February 27, 2017 the Convergence Core Plus Fund ceased offering its Investment Class shares.  The remaining Investment Class shares converted to Institutional Class shares on March 27, 2017.  The Convergence Opportunities Fund became effective November 29, 2013 and commenced operations on November 29, 2013 for the Institutional Class shares.  As of the date of this report, the Investment Class shares of the Convergence Opportunities Fund have not commenced operations.  The Convergence Market Neutral Fund became effective January 29, 2016 and commenced operations on January 29, 2016 for the Institutional Class shares.  Each class of shares has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Convergence Investment Partners, LLC (the “Adviser”), the Funds’ investment adviser.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services–Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Funds, including long and short positions of common stock and real estate investment trusts, that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2017

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security shall be valued at, (i) the mean between the most recent quoted bid and asked prices on such day or (ii) the last sales price on the Composite Market. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets, as published by a pricing service (“Pricing Service”).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Any discount or premium is accreted or amortized using the constant yield 2 method until maturity.  In the absence of available quotations, the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of November 30, 2017:

Core Plus Fund
	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stocks	$168,743,574	$—	$—	$168,743,574
Real Estate
Investment Trusts	6,537,224	—	—	6,537,224
Investments Purchased
with Proceeds from
Securities Lending	2,438,410	—	—	2,438,410
Short-Term Investments	113,003	—	—	113,003
Total Assets	$177,832,211	$—	$—	$177,832,211
Liabilities:
Securities Sold Short
Common Stocks	$(52,372,357)	$—	$—	$(52,372,357)
Real Estate
Investment Trusts	(2,654,418)	—	—	(2,654,418)
Total Securities
Sold Short	$(55,026,775)	$—	$—	$(55,026,775)
Total Liabilities	$(55,026,775)	$—	$—	$(55,026,775)

Opportunities Fund
	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stocks	$88,676,297	$—	$—	$88,676,297
Real Estate
Investment Trusts	7,058,273	—	—	7,058,273
Investments Purchased
with Proceeds from
Securities Lending	2,703,559	—	—	2,703,559
Short-Term Investments	79,887	—	—	79,887
Total Assets	$98,518,016	$—	$—	$98,518,016
Liabilities:
Securities Sold Short
Common Stocks	$(27,130,943)	$—	$—	$(27,130,943)
Real Estate
Investment Trusts	(2,035,438)	—	—	(2,035,438)
Total Securities
Sold Short	$(29,166,381)	$—	$—	$(29,166,381)
Total Liabilities	$(29,166,381)	$—	$—	$(29,166,381)

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2017

Market Neutral Fund
	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stocks	$23,042,181	$—	$—	$23,042,181
Real Estate
Investment Trusts	1,485,507	—	—	1,485,507
Short-Term Investments	294,823	—	—	294,823
Total Assets	$24,822,511	$—	$—	$24,822,511
Liabilities:
Securities Sold Short
Common Stocks	$(17,582,691)	$—	$—	$(17,582,691)
Real Estate
Investment Trusts	(1,629,189)	—	—	(1,629,189)
Total Securities
Sold Short	$(19,211,880)	$—	$—	$(19,211,880)
Total Liabilities	$(19,211,880)	$—	$—	$(19,211,880)

(1)	See the Schedule of Investments for industry classifications.

The Funds did not hold any investments during the year ended November 30, 2017 with significant unobservable inputs which would be classified as Level 3. During the year ended November 30, 2017, there were no transfers between levels for the Funds. It is the Funds’ policy to record transfers between levels as of the end of the reporting period. The Funds did not hold financial derivative instruments during the reporting period.

(b) Short Positions

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense, and interest expense is accrued daily. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2017

the securities sold short. The Funds’ securities sold short and deposits for short sales are held with one major securities broker-dealer. The Funds do not require this broker-dealer to maintain collateral in support of the receivable for proceeds on securities sold short.

(c) Security Loans

When the Funds loan securities held in their portfolios, the Funds receive compensation in the form of fees, or retain a portion of the interest on the investment of any cash received as collateral. The Funds also continue to receive dividends on the securities loaned. The loans are secured by collateral at least equal to: (i) 105% of the market value of the loaned securities that are foreign securities, or 102% of the market value of any other loaned securities, at the time the securities are loaned; and (ii) 100% of the market value of the loaned securities at all times. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

(d) Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code, as amended, necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended November 30, 2017, the Funds did not incur any interest or penalties.

(e) Distributions to Shareholders

The Funds will distribute any net investment income and any net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(f) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2017

(g) Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the fair value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading.  The Funds do not charge a redemption fee, and therefore the offering and redemption price per share are equal to a Fund’s net asset value per share.

(h) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the applicable Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. Distribution and service (12b-1) fees are expensed at 0.25% of average daily net assets of the Investment Class shares of the Convergence Core Plus Fund and the Convergence Opportunities Fund. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(i) Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Dividend income from real estate investment trusts (REITs) is recognized on the ex-date and included in dividend income.  The calendar year-end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available and adjust for actual classifications in the calendar year the information is reported.

(3)	Federal Tax Matters

The tax character of distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 was as follows:

Convergence Core Plus Fund

	November 30, 2017	November 30, 2016
Ordinary Income	$5,240,678	$838,226
Long-Term Capital Gain	$334,878	$14,118,911

Convergence Opportunities Fund
	November 30, 2017	November 30, 2016
Long-Term Capital Gain	$—	$785,835

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2017

The Convergence Core Plus Fund and Convergence Opportunities Fund designated as short-term and long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended November 30, 2017.  The Convergence Core Plus Fund and Convergence Opportunities Fund utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.  The amounts designated as gain for the fiscal years ended November 30, 2017 and 2016 were as follows:

Convergence Core Plus Fund

	November 30, 2017	November 30, 2016
Long-term	$4,521,695	$8,494,488

Convergence Opportunities Fund
	November 30, 2017	November 30, 2016
Long-term	$2,808,716	$—

As of November 30, 2017, the components of accumulated earnings on a tax basis were as follows:

	Convergence	Convergence	Convergence
	Core Plus	Opportunities	Market
	Fund	Fund	Neutral Fund
Cost basis of investments for
federal income tax purposes(1)	$145,460,209	$83,858,231	$21,731,787
Gross tax unrealized appreciation	$36,330,254	$16,849,712	$4,045,372
Gross tax unrealized depreciation	(4,130,754)	(2,794,583)	(1,315,071)
Net tax unrealized appreciation	32,199,500	14,055,129	2,730,301
Undistributed ordinary income	8,735,788	6,149,021	—
Undistributed long-term capital gain	7,618,545	1,670,938	—
Total distributable earnings	16,354,333	7,819,959	—
Other accumulated gains/losses	(1,826)	(4,390)	(970,892)
Total accumulated gains	$48,552,007	$21,870,698	$1,759,409

(1) Excludes securities sold short.

The tax basis of distributable earnings for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, transfers in-kind, and straddle adjustments for the Funds.

At November 30, 2017, the Convergence Market Neutral Fund had the following capital losses remaining, which will be carried forward indefinitely to offset future realized capital gains.  To the extent the Convergence Market Neutral Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended November 30, 2017.

Short-Term
Convergence Market Neutral Fund	$970,892

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2017

During the year ended November 30, 2017, the Convergence Opportunities Fund utilized short-term capital loss carryovers of $1,567,262.

Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses and equalization by the Funds. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Convergence	Convergence	Convergence
	Core Plus	Opportunities	Market
	Fund	Fund	Neutral Fund
Accumulated Undistributed Net
Investment Income/(Loss)	$86,066	$452,015	$117,948
Accumulated Undistributed Net
Realized Gain/(Loss)	$(4,608,757)	$(3,257,176)	$(21,306)
Paid-In Capital	$4,522,691	$2,805,161	$(96,642)

Such adjustments were attributed to the reclassification of net investment loss, distribution adjustments and the usage of equalization for tax purposes.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, each Fund compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses at least through the expiration dates listed below, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses (excluding any taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions and interest and broker expenses, acquired fund fees and expenses or extraordinary expenses) do not exceed the expense limitation caps listed below of each Fund’s average daily net assets.

	Expiration Date	Expense Limitation Cap
Convergence Core Plus Fund
Institutional Class	March 30, 2019	1.50%
Convergence Opportunities Fund
Institutional Class	March 30, 2019	1.50%
Convergence Market Neutral Fund
Institutional Class	March 30, 2019	1.50%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2017

the time of the waiver or reimbursement; or (2) the Expense Limitation Cap in place at the time of the recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement. During the year ended November 30, 2017, there were no expense recoupments by the Adviser from the Funds.  As of the date of this report, there were no prior waivers or reimbursements subject to recoupment from the Convergence Core Plus Fund and Convergence Opportunities Fund.  The following table details the remaining waived or reimbursed expenses for the Convergence Market Neutral Fund subject to potential recovery expiring by:

November 30, 2019	111,707
November 30, 2020	85,383

(5)	Distribution Plan

The Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Convergence Core Plus Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution and service (Rule 12b-1) fee of 0.25% of the Convergence Core Plus Fund’s average daily net assets of Investment Class shares for services to prospective shareholders and distribution of shares.  During the period ended November 30, 2017, the Convergence Core Plus Fund accrued expenses of $3,273 pursuant to the 12b-1 Plan.  As of November 30, 2017, the Distributor was owed fees of $0 pursuant to the 12b-1 Plan.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  Fees incurred for the year ended November 30, 2017, and owed as of November 30, 2017 are as follows:

	Incurred	Owed
Convergence Core Plus Fund	$159,384	$26,149
Convergence Opportunities Fund	$93,403	$15,133
Convergence Market Neutral Fund	$82,095	$14,336

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  Fees incurred for the year ended November 30, 2017, and owed as of November 30, 2017 are as follows:

Fund Accounting	Incurred	Owed
Convergence Core Plus Fund	$15,066	$1,619
Convergence Opportunities Fund	$13,070	$1,729
Convergence Market Neutral Fund	$12,118	$1,617

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2017

Transfer Agency	Incurred		Owed
Convergence Core Plus Fund	$59,154		$9,536
Convergence Opportunities Fund	$33,646	(1)	$5,363
Convergence Market Neutral Fund	$14,112		$8,041

(1)	This amount does not include sub-transfer agency fees, therefore it does not agree to the amount on the Statements of Operations.

Custody	Incurred	Owed
Convergence Core Plus Fund	$19,992	$3,781
Convergence Opportunities Fund	$20,359	$3,203
Convergence Market Neutral Fund	$11,709	$2,036

Certain Funds have a line of credit with US Bank (see Note 10).

The Funds have entered into a securities lending agreement with US Bank (see Note 11).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Funds’ allocation of the Trust’s Chief Compliance Officer fee incurred for the period ended November 30, 2017, and owed as of November 30, 2017 are as follows:

	Incurred	Owed
Convergence Core Plus Fund	$9,967	$1,672
Convergence Opportunities Fund	$9,800	$1,669
Convergence Market Neutral Fund	$9,800	$1,669

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Convergence Core Plus – Institutional Class

	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
Shares sold	762,420	1,259,411
Shares reinvested	219,686	688,624
Shares exchanged from Investment Class	207,990 (1)	—
Shares redeemed	(1,891,195)	(7,260,138)
Net decrease	(701,099)	(5,312,103)

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2017

Convergence Core Plus Fund – Investment Class
	Year Ended		Year Ended
	November 30, 2017		November 30, 2016
Shares sold	4,921		67,882
Shares reinvested	8,425		35,423
Shares exchanged to Institutional Class	(208,407	)(1)	—
Shares redeemed	(35,575)		(402,227)
Net decrease	(230,636)		(298,922)

(1)	The Investment Class shares converted to Institutional Class shares on March 27, 2017.

Convergence Opportunities Fund – Institutional Class
	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
Shares sold	599,029	1,128,075
Shares reinvested	—	72,501
Shares redeemed	(2,184,554)	(2,351,949)
Net decrease	(1,585,525)	(1,151,373)

Convergence Market Neutral Fund – Institutional Class
	Year Ended	Period Ended
	November 30, 2017	November 30, 2016
Shares sold	724,872	1,484,384
Shares issued from
transfer in-kind (See Note 8)	—	249,504
Shares reinvested	—	—
Shares redeemed	(257,316)	(95,870)
Net increase	467,556	1,638,018

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, securities transferred in-kind disclosed below, and securities sold short, for the Funds for the year ended November 30, 2017 are summarized below. There were no purchases or sales of U.S. government securities for the Funds.

	Convergence Core	Convergence	Convergence Market
	Plus Fund	Opportunities Fund	Neutral Fund
Purchases	$359,117,984	$255,787,494	$59,200,659
Sales	$381,251,412	$281,474,466	$56,484,547

Convergence Market Neutral Fund

On January 29, 2016, the Convergence Market Neutral Fund accepted, in accordance with the Rule 17a-7 of the 1940 Act procedures adopted by the Trust, securities eligible for investment by the Fund as consideration for Fund shares issued at fair value of $2,495,039.

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2017

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2017, National Financial Services, LLC, for the benefit of others, held 58.38% of the Convergence Core Plus Fund’s outstanding Institutional Class shares. At November 30, 2017, National Financial Services, LLC, for the benefit of others, held 87.34% of the Convergence Opportunities Fund’s outstanding Institutional Class shares. At November 30, 2017, Charles Schwab & Co., Inc. and National Financial Services, LLC, for the benefit of others, held 55.89% and 42.13%, respectively, of the Convergence Market Neutral Fund’s outstanding Institutional Class shares.

(10)	Line of Credit

The Convergence Core Plus Fund and Convergence Opportunities Fund each have a line of credit in the amount of the lessor of $13,000,000 and $5,000,000, respectively, or 33.33% of the fair value of unencumbered assets of the Convergence Core Plus Fund and Convergence Opportunities Fund, which both mature on August 10, 2018. These unsecured lines of credit are intended to provide short-term financing, if necessary and subject to certain restrictions, in connection with shareholder redemptions. Interest was accrued at the prime rate of 3.50% from December 1, 2016 through December 14, 2016, 3.75% from December 15, 2016 through March 15, 2017, 4.00% from March 16, 2017 through June 14, 2017, and 4.25% thereafter. The credit facility is with the Funds’ custodian, US Bank. The following table provides information regarding usage of the lines of credit for the year ended November 30, 2017. There were no outstanding balances on the lines of credit as of November 30, 2017.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Convergence
Core Plus Fund	23	$232,826	$617	$894,000	6/6/2017
Convergence
Opportunities Fund	38	$158,526	$677	$462,000	7/31/2017

* Interest expense is included within interest and broker expenses on the Statements of Operations.

The Convergence Market Neutral Fund does not have a line of credit.

(11)	Securities Lending

Following terms of a securities lending agreement with the Funds’ custodian US Bank, a Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2017

by a Fund. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.

Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and that Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the applicable Fund.

As of November 30, 2017, the market value of the securities on loan and value of collateral received for securities lending were as follows:

	Market Value of	Value of
	Securities on Loan	Collateral
Convergence Core Plus Fund	$2,444,718	$2,438,410
Convergence Opportunities Fund	2,673,711	2,703,559
Convergence Market Neutral Fund	—	—

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Y (a money market fund subject to Rule 2a-7 under the 1940 Act). The Schedules of Investments for the Funds include the particular cash collateral holding as of November 30, 2017. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

The Funds are not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required.

The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations.

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2017

(12)	Subsequent Event

On December 28, 2017, the Funds declared and paid distributions from ordinary income and long-term realized gain to shareholders of record as of December 27, 2017, as follows:

	Ordinary	Short-Term	Long-Term
	Income	Realized Gains	Realized Gains
Convergence Core Plus Fund
Institutional Class	$219,038	$8,514,983	$7,618,781
Convergence Opportunities Fund
Institutional Class	$—	$6,144,138	$1,671,517

On January 23, 2018, the Board of Trustees approved the removal of the Investment Class shares of the Convergence Core Plus Fund and the Convergence Opportunities Fund, from each Funds prospectus offering effective January 25, 2018.

CONVERGENCE FUNDS
Report of Independent Registered Public Accounting Firm

To the Shareholders of Convergence Funds and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short of Convergence Core Plus Fund, Convergence Opportunities Fund, and Convergence Market Neutral Fund (“Convergence Funds” or “Funds”), each a series of the Trust of Professional Managers, as of November 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods presented in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Convergence Funds as of November 30, 2017, the results of their operations and cash flows, the changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods presented in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 26, 2018

CONVERGENCE FUNDS
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 17-18, 2017 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Convergence Core Plus Fund, the Convergence Opportunities Fund and the Convergence Market Neutral Fund (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Convergence Investment Partners, LLC, the Funds’ investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 14, 2017 (the “June 14, 2017 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of each Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2018.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the Funds’ operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of David J. Abitz and Justin Neuberg, the Funds’ portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees noted that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Funds.  The Trustees noted that during the course of the prior year

CONVERGENCE FUNDS
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of the Core Plus Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2017.  The Trustees also discussed the performance of the Institutional Class shares of the Opportunities Fund for the year-to-date, one-year and three-year periods ended April 30, 2017.  The Trustees further discussed the performance of the Market Neutral Fund for the year-to-date and one-year periods ended April 30, 2017.  In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Russell 3000 Total Return Index for the Core Plus Fund, the Russell 2000 Total Return Index for the Opportunities Fund and the BofA Merrill Lynch 3 Month U.S. Treasury Bill Index and the S&P 500 Total Return Index for the Market Neutral Fund), and in comparison to a peer group of funds as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end large blend funds and a peer group of U.S. open-end long-short equity funds for the Core Plus Fund, a peer group of U.S. open-end small blend funds for the Opportunities Fund and a peer group of U.S. open-end market neutral funds for the Market Neutral Fund) (each a “Morningstar Peer Group”).

The Trustees noted that for each of the one-year and five-year periods ended April 30, 2017, the Core Plus Fund’s performance was above the Morningstar Peer Group medians for both large blend funds and long-short equity funds.  The Trustees then noted that for each of the year-to-date and three-year periods ended April 30, 2017, the Core Plus Fund’s performance was below the Morningstar Peer Group medians for both large blend funds and long-short equity funds.  The Trustees also noted that for the since inception period ended March 31, 2017, the Core Plus Fund had outperformed the Russell 3000 Total Return Index.  The Trustees noted the Core Plus Fund had underperformed the Russell 3000 Total Return Index for the quarter, one-year, three-year and five-year periods ended March 31, 2017.

The Trustees noted that for the year-to-date, one-year and three-year periods ended April 30, 2017, the Opportunities Fund’s performance was below the Morningstar Peer Group median, and that the Opportunities Fund’s absolute performance was negative for the year-to-date period ended April 30, 2017.  The Trustees also noted that for the quarter, one-year, three-year and since inception periods ended March 31, 2017, the Opportunities Fund had underperformed the Russell 2000 Total Return Index.

CONVERGENCE FUNDS
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

The Trustees noted that for the one-year period ended April 30, 2017, the Market Neutral Fund’s performance was above the Morningstar Peer Group median.  The Trustees also noted that for the year-to-date period ended April 30, 2017, the Market Neutral Fund’s absolute performance was negative, below the Morningstar Peer Group median, and ranked in the worst percentile among the funds in the Morningstar Peer Group.  The Trustees noted the Market Neutral Fund’s absolute performance was negative and underperformed the BofA Merrill Lynch 3 Month U.S. Treasury Bill Index for the quarter ended March 31, 2017, but outperformed the Index for the one-year and since inception periods ended March 31, 2017.  The Trustees also noted that for the quarter, one-year and since inception periods ended March 31, 2017, the Market Neutral Fund had underperformed the S&P 500 Total Return Index.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees also considered the cost structure of the Funds relative to the Morningstar Peer Groups.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser was providing subsidies for the Market Neutral Fund’s operations in the form of management fee waivers.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser with respect to the Market Neutral Fund, as well as the Funds’ brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 14, 2017 meeting and the August 17-18, 2017 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Core Plus Fund’s contractual management fee of 1.00% was above the Morningstar Peer Group average of 0.69% for large blend funds and 0.74% for long-short equity funds.  The Trustees noted that the Core Plus Fund was operating below its expense cap of 1.50% for Institutional Class shares.  The Trustees noted that the Core Plus Fund’s total expense ratio of 1.31% for Institutional Class shares (which excludes dividends and interest on short positions) was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.91% for large blend funds and ranked in the worst percentile among the funds in the Morningstar Peer Group and 0.99% for long-short equity funds.

The Trustees noted that the Opportunities Fund’s contractual management fee of 1.00% fell above its Morningstar Peer Group average of 0.88%.  The Trustees noted that the Opportunities Fund was operating below its expense cap of 1.50% for Institutional Class shares.  The Trustees noted that the Opportunities Fund’s total expense ratio of 1.33% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.16%.

CONVERGENCE FUNDS
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

The Trustees noted that the Market Neutral Fund’s contractual management fee of 1.00% fell below its Morningstar Peer Group average of 1.11%.  The Trustees noted that the Market Neutral Fund’s total expense ratio of 1.50% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.43%.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that while the Adviser was not realizing profits in connection with its management of the Market Neutral Fund, the Adviser’s profit from sponsoring the Core Plus Fund and Opportunities Fund had not been, and currently was not, excessive and the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2018 as being in the best interests of the Funds and their shareholders.

CONVERGENCE FUNDS
Notice of Privacy Policy & Practices
(Unaudited)

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

CONVERGENCE FUNDS
Additional Information
(Unaudited)

Tax Information

For the year ended November 30, 2017, the Convergence Core Plus Fund, the Convergence Opportunities Fund and the Convergence Market Neutral Fund designated 68.71%, 0.00% and 0.00%, respectively, of its ordinary income distribution as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2017, 71.19%, 0.00% and 0.00% of dividends paid from net ordinary income for the Convergence Core Plus Fund, the Convergence Opportunities Fund and the Convergence Market Neutral Fund, respectively, qualified for the dividends received deduction available to corporate shareholders.

For the fiscal year ended November 30, 2017, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds as follows:

Convergence Core Plus Fund	77.38%
Convergence Opportunities Fund	0.00%
Convergence Market Neutral Fund	0.00%

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-677-9414.

CONVERGENCE FUNDS
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	31	Professor,	Independent
615 E. Michigan St.		Term; Since		Department of	Trustee, USA
Milwaukee, WI 53202		August 22,		Accounting,	MUTUALS
Year of Birth: 1955		2001		Marquette	(an open-end
				University	investment
				(2004–present);	company with
				Chair, Department	three
				of Accounting,	portfolios).
Marquette
University
(2004–2017).

Gary A. Drska	Trustee	Indefinite	31	Pilot,	Independent
615 E. Michigan St.		Term; Since		Frontier/Midwest	Trustee, USA
Milwaukee, WI 53202		August 22,		Airlines, Inc.	MUTUALS
Year of Birth: 1956		2001		(airline company)	(an open-end
				(1986–present).	investment
company with
three
portfolios).

CONVERGENCE FUNDS
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Jonas B. Siegel	Trustee	Indefinite	31	Retired	Independent
615 E. Michigan St.		Term; Since		(2011–present);	Trustee,
Milwaukee, WI 53202		October 23,		Managing Director,	Gottex Trust
Year of Birth: 1943		2009		Chief Administrative	(an open-end
				Officer (“CAO”) and	investment
				Chief Compliance	company with
				Officer (“CCO”),	one portfolio)
				Granite Capital	(2010–2016);
				International Group,	Independent
				L.P. (an investment	Manager,
				management firm)	Ramius IDF
				(1994–2011).	fund complex
(two closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee,
Gottex Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

CONVERGENCE FUNDS
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	31	President	Trustee,
615 E. Michigan St.	and	Term; Since		(2017–present);	Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,		Chief Operating	(an open-end
Year of Birth: 1962		2001		Officer (2016–	investment
				present); Executive	company with
				Vice President,	ten portfolios);
				U.S. Bancorp	Trustee, USA
				Fund Services,	MUTUALS
				LLC (1994–2017).	(an open-end
investment
company with
three
portfolios).

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,		Services, LLC
Year of Birth: 1957	Executive	2013		(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,		Services, LLC
Year of Birth: 1974	and	2013		(2002–present).
Principal
Financial
and
Accounting
Officer

CONVERGENCE FUNDS
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Elizabeth B. Scalf	Chief	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	Compliance	Term; Effective		U.S. Bancorp
Milwaukee, WI 53202	Officer,	July 1,		Fund Services,
Year of Birth: 1985	Vice	2017		LLC (February
	President			2017–present);
	and			Vice President and
	Anti-Money			Assistant CCO,
	Laundering			Heartland Advisors,
	Officer			Inc. (December
2016–January
2017); Vice
President and
CCO, Heartland
Group, Inc.
(May 2016–
November 2016);
Vice President,
CCO and Senior
Legal Counsel
(May 2016–
November 2016),
Assistant CCO
and Senior Legal
Counsel (January
2016–April 2016),
Senior Legal and
Compliance
Counsel (2013–
2015), Legal and
Compliance Counsel
(2011–2013),
Heartland
Advisors, Inc.

Adam W. Smith	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President, U.S.
Milwaukee, WI 53202		May 29,		Bancorp Fund
Year of Birth: 1981		2015		Services, LLC
(2012–present).

CONVERGENCE FUNDS
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Cullen O. Small	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		January 22,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present);

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-677-9414. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-877-677-9414, or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-677-9414 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

CONVERGENCE FUNDS

Investment Adviser	Convergence Investment Partners, LLC
1245 Cheyenne Avenue
Suite 102
Grafton, Wisconsin 53024

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

MN-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the registrant’s Form N-CSR filed on February 3, 2017.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2017	FYE 11/30/2016
Audit Fees	$49,500	$46,500
Audit-Related Fees	0	0
Tax Fees	$9,000	$9,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2017	FYE 11/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2017	FYE 11/30/2016
Registrant	$ 0	$ 0
Registrant’s Investment Adviser	$ 0	$ 0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the registrant’s Form N-CSR filed on February 3, 2017.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    February 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    February 1, 2018

By (Signature and Title)*    /s/Jennifer Lima
Jennifer Lima, Treasurer

Date    February 1, 2018

* Print the name and title of each signing officer under his or her signature.